UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Montgomery Street Income Securities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2010
Annual Meeting
of Stockholders
and
Proxy Statement

Montgomery Street Income Securities, Inc.
(Ticker:  MTS)

May 26, 2010

To the Stockholders:

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the “Fund”) is to be held at 10:00 a.m. (Pacific time) on Thursday, July 8, 2010 at 3 Embarcadero Center, 7th Floor, San Francisco, California.  A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope, in which to return your proxy card, are enclosed.

At the meeting, the stockholders will elect the Fund’s Directors, consider the approval of a new investment advisory agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO” or the “New Adviser”), and consider the revision or elimination of certain of the Fund’s current fundamental and other investment policies to accommodate the investment program of the New Adviser, to allow the Fund to operate more effectively in today’s markets, and to simplify the administration of the Fund.  In addition, the stockholders present will hear a report from the New Adviser.  There will be an opportunity to discuss matters of interest to you as a stockholder.

The enclosed Proxy Statement provides greater detail about each proposal.  The Board of Directors of the Fund recommends that the stockholders vote in favor of each of the proposals.

To vote, simply fill out, sign and date the enclosed proxy card, and return it to us in the enclosed postage-prepaid envelope.  You also may vote through the Internet by visiting the website address on your proxy card, by telephone by using the toll-free number on your proxy card, or in person at the meeting.

For additional information, please call Jackson Fund Services, the Fund’s administrator, toll free at (866) 255-1935.

Your vote is very important to us.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Richard J. Bradshaw                                       Mark D. Nerud
Chairman of the             President and
Board of Directors            Chief Executive Officer

MONTGOMERY STREET INCOME SECURITIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of Montgomery Street Income Securities, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Montgomery Street Income Securities, Inc. (the “Fund”) has been called to be held at 3 Embarcadero Center, 7th Floor, San Francisco, California, on Thursday, July 8, 2010 at 10:00 a.m. (Pacific time), for the following purposes:

Proposal 1:	To elect four Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

Proposal 2:	To approve a new investment advisory agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”).

Proposal 3:	To approve the revision or elimination of certain of the Fund’s current fundamental and other investment policies.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time) on May 7, 2010 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned.  The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.  They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

By order of the Board of Directors,

Susan S. Rhee, Secretary
May 26, 2010

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience.  You may also vote through the internet by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card.  Your prompt vote may save the Fund the necessity of further solicitations to ensure a quorum at the Annual Meeting.  If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

Montgomery Street Income Securities, Inc.
c/o Jackson Fund Services
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(866) 255-1935

PROXY STATEMENT

RECORD DATE:  May 7, 2010                                                                MAILING DATE:  May 26, 2010

Introduction

The Board of Directors of Montgomery Street Income Securities, Inc. (the “Fund”) is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 3 Embarcadero Center, 7th Floor, San Francisco, California, on Thursday, July 8, 2010 at 10:00 a.m. (Pacific time).  The Board of Directors also is soliciting proxies for use at any adjournment or postponement of the Annual Meeting.  This Proxy Statement is furnished in connection with this solicitation.  To obtain directions to the Annual Meeting, please call Jackson Fund Services, a division of Jackson National Asset Management, LLC, the Fund’s administrator (the “Administrator”), toll-free at (866) 255-1935.

Important Notice Regarding the Internet Availability of Proxy and Other Materials for the Annual Meeting

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy card also are available on the Fund’s website at www.montgomerystreetincome.com.

You may, without charge, view the annual report of the Fund for the fiscal year ended December 31, 2009 in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or request a copy of the annual report or copies of any subsequent shareholder report by calling toll-free (877) 437-3938 or writing the Fund care of BNY Mellon Shareowner Services, P.O. Box 3315, South Hackensack, New Jersey 07606-1915.

Voting Information

The Fund may solicit proxies by mail, telephone, telegram, and personal interview.  Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $5,000 plus expenses.  In addition, the Fund may request personnel of the Fund’s Administrator to assist in the solicitation of proxies for no separate compensation.  It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies.  Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.  The Fund will bear the cost of soliciting proxies.

You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies.  You may revoke the enclosed proxy by the following methods:

•	Providing written notice to the Fund at the following address:
Montgomery Street Income Securities, Inc.
c/o Proxy Tabulator
P.O. Box 18011
Hauppauge, NY  11788-8811;

•	Giving a later proxy; or

•	Attending the Annual Meeting and voting your shares in person.

In order to obtain the quorum necessary to transact business, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting.  Proxies that are marked to withhold or abstain from voting, as well as proxies returned by brokers or others who have not received voting instructions and do not have discretion to vote for their clients (“broker non-votes”), will be counted towards this quorum.  However, withheld votes, abstentions and broker non-votes are disregarded in determining the “votes cast” on an issue.  For this reason, withheld votes, abstentions and broker non-votes will have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

In the event that the necessary quorum to transact business or the vote required to elect the proposed nominees is not obtained at the

Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned.  The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.  They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof was May 7, 2010 at 5:00 p.m. (Eastern time) (the “Record Date”).

As of the Record Date, there were issued and outstanding 10,373,234 shares of common stock of the Fund, constituting all of the Fund’s then outstanding securities.  Each share of common stock is entitled to one vote.

Security Ownership

The following table sets forth for each Director of the Fund, the Principal Executive and Principal Financial Officers of the Fund, and the Directors and Executive Officers of the Fund as a group as of March 31, 2010 the amount of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds overseen by each Director in the same family of investment companies.  Each Director’s, the Principal Executive Officer’s and the Principal Financial Officer’s individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund; and, as a group, the Directors and Executive Officers owned beneficially less than 1% of the outstanding shares of the Fund.

Name and Position	Amount of Shares Beneficially Owned in the Fund(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen in Family of Investment Companies(2)
Independent Directors
Richard J. Bradshaw Chairman and Director	13,550(3)	Over $100,000	Over $100,000
Victor L. Hymes Director	6,193(4)	$50,001- $100,000	$50,001- $100,000
Wendell G. Van Auken Director	40,114(5)	Over $100,000	Over $100,000
James C. Van Horne Director	2,500	$10,001 - $50,000	$10,001 - $50,000
Executive Officers
Mark D. Nerud President, Chief Executive Officer and Principal Executive Officer	0	0	0
Daniel W. Koors Treasurer, Chief Financial Officer and Principal Financial Officer	0	0	0
All Directors and Executive Officers as a Group	62,357(3), (4), (5)	Over $100,000

(1)
The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee and executive officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(2)
Consists of all funds overseen by the Director, managed by Pacific Investment Management Company LLC, and holding themselves out as related for purposes of investment and investor services.  The Fund is the only fund meeting these criteria.

(3)	Includes 10,040 shares held with sole voting and investment power and 3,510 shares held with shared voting and investment power.

(4)	Shares are held with shared voting and investment power.

(5)	Includes 32,248 shares held with sole voting and investment power and 7,866 shares held with shared voting and investment power.

To the Fund’s knowledge, as of December 31, 2009, no person or entity owned beneficially more than 5% of the Fund’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as applied to a closed-end fund, require a fund’s officers and directors, investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”) to file reports of ownership of the fund’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (the “SEC”) and any exchange on which the fund’s securities are traded.  Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

Based on a review of reports filed by the Fund’s Reporting Persons, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2009, were timely.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect four individuals to constitute the Board of Directors of the Fund.  Each Director so elected will hold office until the next annual meeting or until the election and qualification of a successor.  The four individuals listed below under “Information Concerning Nominees” were nominated for election as Directors of the Fund by the Fund’s present Board of Directors.  Each of the nominees is currently a Director of the Fund and was elected to serve as a Director at the 2009 Annual Meeting of Stockholders.  The Board of Directors of the Fund has approved a reduction in the size of the Board from five Directors to four Directors as a result of the retirement of one of the Fund’s Directors.

The persons named proxies on the enclosed proxy card intend to vote for all of the nominees named below, unless authority to vote for any or all of the nominees is withheld.  In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate.  Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting.

Information Concerning Nominees

Each of the nominees is listed below.  The address of each nominee is Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  Each nominee has consented to be nominated and to serve if elected.

Nominee (Age)	Principal Occupation or Employment and Other Directorships in Publicly Held Companies and Registered Investment Companies during Past Five Years	Year First Became a Director of the Fund
Independent Directors
Richard J. Bradshaw (61)	Partner and Chief Operating Officer of Venrock (venture capital firm) (2008 – present). Formerly, Executive Director of Cooley Godward Kronish LLP (law firm) (1997 – 2008). Chairman of the Board of Directors of the Fund (since 2004).	1991
Victor L. Hymes (52)	Chief Executive Officer, Chief Investment Officer, and Director of Legato Capital Management LLC (investment adviser) (2004 – present). Formerly, Chief Operating Officer and Chief Investment Officer of Cazenave Partners, LLC (investment adviser) (2003 – 2004); Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997 – 2002); and President of the Fund (2000 – 2002).	2005
Wendell G. Van Auken (65)	Partner Emeritus at Mayfield Fund and Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1994
James C. Van Horne (74)	A.P. Giannini Professor of Finance, emeritus, Graduate School of Business, Stanford University. Directorship: Synnex Corporation (information technology distributor). Formerly, Chairman of the Board of Directors of the Fund (1991 – 2004); member of the Board of Directors of Bailard Opportunity Fund Group, Inc. (registered investment company) (1979-2007); and member of the Board of Directors of Suntron Corporation (electronic manufacturing service provider) (2000-2005).	1985

The following are some of the experiences, qualifications, attributes and skills of the nominees that led to the conclusion that they should serve as Directors of the Fund:

Mr. Bradshaw has held senior positions in complex enterprises involving venture capital, investment management, legal services, corporate finance, banking, and real estate over his career.  He brings to the Board the management experience and insight that he has developed.  In addition, Mr. Bradshaw’s 19 years of service on the Board has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

Mr. Hymes has served in chief executive, chief investment, and other senior management roles with investment management firms over the course of his career, including with one of the former investment managers of the Fund.  He brings to the Board experience in the field of investment management, which provides the Board with perspective in its oversight of the Fund’s investment activities.  His experience with investment products also assists the Board in its oversight of Fund risks.  Mr. Hymes’ five years of experience on the Board and two years as the Fund’s President has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

Mr. Van Auken has served in senior executive roles in venture capital firms over the course of his career and has led investments in a wide range of industries, including e-commerce, information services, and financial services.  His experience in corporate finance and in leading investments provides the Board with assistance in its oversight of the Fund’s investment activities.  His experience with investment products also assists the Board in its oversight of Fund risks.  Mr. Van Auken’s 16 years of experience on the Board has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

Dr. Van Horne has developed considerable experience in fixed income securities in his time in academia where he has focused on, among other things, corporate finance, valuation, interest rate theory and behavior, and financial management and policy.  In addition, he has served as the president of several financial industry associations, with several Federal and state financial agencies and commissions and on several other boards, including bank and fund boards.  His distinctive experience in academia, business and public service brings to the Board a valuable perspective on financial instruments and the investment management industry.  Dr. Van Horne’s 25 years of experience on the Board, including 13 years as the Board’s Chairman, has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

In order for the Fund to take advantage of certain exemptive rules under the 1940 Act, a majority of the Board members must not be interested persons (“Interested Persons”), as defined in the 1940 Act, of the Fund.  Directors of the Fund who are not Interested Persons are referred to in this Proxy Statement as “Independent Directors.”  If the nominees proposed for election as Directors of the Fund are elected, all the members of the Board of Directors will be Independent Directors.  As required, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

Each nominee currently serves as a Board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by Pacific Investment Management Company LLC (“PIMCO” or the “New Adviser”) or its affiliated persons (the “Fund Complex”).  PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

As of March 31, 2010, none of the nominees beneficially owned securities of the New Adviser or any person directly or indirectly controlling, controlled by or under common control with the New Adviser.

Board Leadership Structure

The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund.

The Board is committed to maintaining its independence, and the Board currently is comprised entirely of Independent Directors.  It has further been the practice of the Fund to appoint an Independent Director as Chairman of the Board (the “Chairman”) and a separate Chief Executive Officer.  The Board believes that an Independent Director can best provide the necessary leadership and objectivity required in a Chairman and that separation of the roles of Chairman and Chief Executive Officer eliminates conflicts of interest that may arise when the roles are combined.  It is also noteworthy that the Chief Executive Officer of the Fund is not affiliated with the New Adviser, but rather is an officer of the independent Administrator of the Fund.

Board Risk Oversight

As part of its oversight function, the Board supervises the risk management of the Fund.  Risks to the Fund include, among others, investment risk, financial reporting risk, and compliance risk.  Consistent with New York Stock Exchange requirements, the Board has adopted procedures regarding risk assessment and management that are reviewed annually by the Audit Committee.  Under these procedures and in accordance with other Fund practices, the Fund’s officers and service providers are responsible for monitoring and managing the various risks, implementing appropriate policies and procedures, and reporting to the Board and its Committees on a periodic or exceptional basis.  For example, the Fund’s investment adviser is primarily responsible for implementing the Fund’s investment program, the Fund’s Administrator is primarily responsible for assuring the Fund’s accounting is appropriately carried out, the Fund’s Chief Compliance Officer is primarily responsible for evaluating the adequacy and effectiveness of the compliance programs of the Fund and its service providers, and the Fund’s independent auditors are primarily responsible for conducting the annual audit of the Fund’s financial statements.  The Board and its Committees are responsible for overseeing the risk-related activities of the Fund’s officers and service providers, reviewing their reports, and taking appropriate action within the scope of their duties under federal and state law.  Despite the Board’s oversight, it is likely that not all risks to the Fund will be identified or eliminated.

Board Nominations

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors.  The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at each annual meeting.  As noted above, individuals who would be considered Independent Directors, if elected, must be selected and nominated solely by the Independent Directors of the Fund.  In light of the fact that all the members of the Board of Directors are Independent Directors, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates.

The Board considers diversity in identifying nominees for Director and in evaluating periodically the composition of the Board as a whole.

The Board believes that diversity with respect to viewpoint, skills and experience should be an important factor in Board composition.  The Board does not have any written policy with regard to the consideration of diversity.

Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate’s business experience and other information relevant to the candidate’s qualifications to serve as a Director.  Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  In order to be considered at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), submission must be received by January 26, 2011.

Communications with the Board

The Board of Directors provides a process for stockholders to send communications to the Board.  Correspondence should be sent by U.S. mail or courier service to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  It is the general policy of the Fund that the Board of Directors should be represented at the Annual Meeting.  All of the Directors attended the last Annual Meeting, which was held on July 9, 2009.

Board Committees; Meetings

The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee.  In 2009, the Board of Directors held seven meetings, the Valuation Committee held one meeting, the Audit Committee held two meetings, and the Executive Committee did not meet.  Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he served in 2009.

Executive Committee

The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law.  The Executive Committee is composed of two Independent Directors:  Messrs. Bradshaw and Van Horne.

Valuation Committee

The Valuation Committee reviews the procedures for the pricing of the Fund’s portfolio assets adopted by the full Board of Directors (the “Pricing Procedures”), assists the Fund’s Administrator in determining the fair value of portfolio assets of the Fund as needed in accordance with the Pricing Procedures, and performs such other tasks as the full Board of Directors deems necessary.  The Valuation Committee is composed of three Independent Directors:  Messrs. Hymes (Chair), Van Auken and Van Horne.

Audit Committee

The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls over financial reporting and, as the Audit Committee deems appropriate, the internal controls of certain service providers to the Fund.  The Audit Committee also oversees the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof, exercises direct responsibility for the appointment, compensation, retention and oversight of the work performed by the independent auditor, reviews the independent auditor’s qualifications and independence, and acts as a liaison between the Fund’s independent auditor and the full Board of Directors.

The Audit Committee is composed of three Independent Directors:  Messrs. Van Auken (Chair), Hymes and Van Horne.  Each Audit Committee member meets the independence requirements of the New York Stock Exchange listing standards.  The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Audit Committee’s purposes, duties and powers.  A copy of the current Audit Committee Charter is available on the Fund’s website at www.montgomerystreetincome.com.

Audit Committee Report

At a meeting of the Audit Committee held on February 9, 2010, the members of the Audit Committee and Board of Directors of the Fund reviewed the Fund’s audited financial statements and discussed the financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance.  In addition, the Audit Committee discussed with the independent auditor the auditor’s independence and received the related written disclosures and letter required by the Public Company Accounting Oversight Board.

Based on those reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2009.

The Audit Committee:

Wendell G. Van Auken, Chair
Victor L. Hymes
James C. Van Horne

Independent Auditor

The Fund’s financial statements for the fiscal years ended December 31, 2008 and 2009 were audited by Deloitte & Touche LLP (“Deloitte”).

Fees for Services.  The following table shows fees billed by Deloitte during the 2008 and 2009 fiscal years for audit, audit-related, tax and other services provided to the Fund.

Fees for Services Rendered to the Fund by the Independent Auditor

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees
2008	$46,800	$0	$4,200	$0
2009	$49,000	$0	$4,400	$0

(1)	Tax Fees for 2008 and 2009 represent fees for services rendered to the Fund for review of tax returns and income and capital gains distributions.

The following table shows fees billed by Deloitte during the 2008 and 2009 fiscal years for audit-related, tax and other services provided to Hartford Investment Management Company, the prior investment adviser of the Fund (the “Prior Adviser”), and entities controlling, controlled by, or under common control with the Prior Adviser that provided ongoing services to the Fund (the “Adviser Entities”) that were directly related to the Fund’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Independent Auditor

Fiscal Year	Audit-Related Fees(1)	Tax Fees	All Other Fees
2008	$67,295	$0	$0
2009	$64,998	$0	$0

(1)	Audit-Related Fees for 2008 and 2009 consisted of fees for an attestation engagement relating to the Prior Adviser’s performance presentations.

The aggregate amount of non-audit fees billed by Deloitte for services rendered to the Fund and the Adviser Entities during the 2008 and 2009 fiscal years was $71,495 and $69,398, respectively, as detailed in the above tables. The Audit Committee considered whether Deloitte’s provision of non-audit services to the Adviser Entities that were not pre-approved by the Audit Committee was compatible with maintaining Deloitte’s independence.

Audit Committee Pre-Approval Procedures.  The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the Fund’s independent auditor to provide audit and non-audit services to the Fund and the engagement of the Fund’s independent auditor to provide non-audit services to the Fund’s investment adviser or its related entities that relate directly to the Fund’s operations and financial reporting.  If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditor on behalf of the Audit Committee.  The independent auditor and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

New Auditors.  When the New Adviser was being considered by the Board, Deloitte advised the Fund that, because it has an existing financial relationship with the New Adviser, Deloitte would be required to resign under applicable accounting rules as the Fund’s independent registered accountants since it would no longer be considered “independent” with respect to the Fund.  Consequently, at a meeting held on February 9, 2010, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss Deloitte and to approve KPMG LLP (“KPMG”) as the Fund’s independent auditors for the fiscal year ending December 31, 2010 to examine the Fund’s books and accounts and to certify the Fund’s financial statements.  During each of the 2008 and

2009 fiscal years and the interim period between December 31, 2008 and February 9, 2010, there was no disagreement between Deloitte and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its audit reports.  The audit reports of Deloitte on the Fund’s financial statements for the 2008 and 2009 fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Representatives of KPMG are not expected to be present at the Annual Meeting but will be available by telephone to respond to appropriate questions and to make a statement if they desire to do so.

Officers of the Fund

The following table sets forth certain information concerning each officer of the Fund. The address of each officer is c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Name (Age) Positions Held with the Fund	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)
Mark D. Nerud (43) President and Chief Executive Officer

Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2010 – present); President of JNAM and JFS (2006-present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007 – present); Managing Board Member of JNAM (2000 – 2003 and 2007 – present). Formerly, Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000 – 2009); Chief Financial Officer of JNAM and JFS (2000 – 2006); Vice President (1999 – 2006), Treasurer and Chief Financial Officer of investment companies advised by JNAM (2002 – 2006).

		2006
Daniel W. Koors (39) Chief Financial Officer	Senior Vice President of JNAM and JFS (2009 – present); Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – present). Formerly, Assistant Vice President – Fund Administration of Jackson (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008); Assistant Treasurer of investment companies advised by JNAM (2006); Partner of Deloitte & Touche LLP (2003 – 2006).	2006
Susan S. Rhee (38) Secretary and Chief Legal Officer	Senior Vice President and General Counsel of JNAM and JFS (2010– present); Secretary of JNAM (2000 – present); Vice President, Counsel, and Secretary of investment companies advised by JNAM (2004 – present). Formerly, Chief Legal Officer of JNAM (2004–2009); Associate General Counsel of Jackson (2001 – 2009); Assistant Vice President of Jackson (2003 – 2009).	2006
Toni M. Bugni (36) Chief Compliance Officer	Director of Compliance of JNAM and JFS (2008 – present). Formerly, Compliance Manager of JNAM and JFS (2006 – 2008); Legal Assistant, MetLife Advisers, LLC (2004 – 2006).	2006

(2)	All officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Remuneration of Directors and Officers

Each Director receives remuneration from the Fund for his services. The Fund does not compensate its officers, since the Administrator makes these individuals available to the Fund to serve without compensation from the Fund.  Remuneration to Directors consists of a quarterly retainer and a fee of $750 for each Board meeting attended and $500 for each Committee meeting attended, as well as any related expenses.  The Directors receive a quarterly retainer of $3,750 (except the Chairman of the Board, whose quarterly retainer is $8,000, and the Chairman of the Audit Committee, whose quarterly retainer is $5,000).  For the fiscal year ended December 31, 2009, total compensation (including reimbursement of expenses) for all Directors as a group was $123,250.

The Compensation Table below provides the following data:

Column (A):	Each Director who received compensation from the Fund.

Column (B):	Aggregate compensation received by a Director from the Fund.

Column (C):
Total compensation received by a Director from the Fund and Fund Complex.  No member of the Board serves as a Director for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

Compensation Table
For the Fiscal Year Ended December 31, 2009
(A)	(B)	(C)
Name of Director and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Independent Directors
Richard J. Bradshaw, Chairman of the Board of Directors and Director	$36,500	$36,500
Victor L. Hymes, Valuation Committee Chair and Director	$20,000	$20,000
John T. Packard, Director(1)	$20,500	$20,500
Wendell G. Van Auken, Audit Committee Chair and Director	$26,000	$26,000
James C. Van Horne, Director	$20,250	$20,250

(1)	Mr. Packard retired from the Board effective April 14, 2010.

Board Recommendation and Required Vote

Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

The Board of Directors recommends that the stockholders of the Fund vote FOR the election of each of the nominees for Director.

PROPOSAL 2:  APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Background

Prior to March 15, 2010, Hartford Investment Management Company (the “Prior Adviser”), 55 Farmington Avenue, 12th Floor, Hartford Connecticut 06105, acted as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated July 13, 2006 (the “Prior Advisory Agreement”).

In mid-2009, the Board expressed some concern about the performance of the Prior Adviser and asked the Administrator to determine if there would be interest from other qualified advisers to manage the Fund at comparable fee rates.  Upon learning that there was such interest, the Board decided at its July 9, 2009 meeting to submit requests for proposals to three potential candidates and at its October 8, 2009 meeting to interview two of the candidates.  The interviews were held at a special Board meeting on November 11, 2009, and the Board determined to pursue an arrangement with the New Adviser at a special meeting on November 24, 2009.  Further information was requested from the New Adviser, the terms of the advisory agreement were negotiated, and the New Adviser made an additional presentation to the Board at its February 9, 2010 meeting.  At that meeting, the Board determined to terminate the Prior Adviser and to retain the New Adviser, effective March 15, 2010.

Pursuant to Rule 15a-4 under the 1940 Act, upon the termination of an investment advisory contract, an investment company board may approve an interim investment advisory contract with a new adviser provided the interim contract lasts no more than 150 days and the compensation to be received under the interim contract is no greater than the compensation the former adviser would have received under the previous contract.  Accordingly, the Fund entered into an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) with the New Adviser as of March 15, 2010, providing for a term no later than August 11, 2010 and for compensation to the New Adviser which is no greater than the compensation the Prior Adviser would have received under the Prior Advisory Agreement.  The Board also determined to recommend to the stockholders the approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) with the New Adviser to replace the Interim Advisory Agreement.

New Adviser

Pacific Investment Management Company LLC (the “New Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment management and advisory services to investment companies, pension and profit sharing plans, pooled investment vehicles and other institutional accounts.  The managing member and majority owner of the New Adviser is Allianz Global Investors of America L.P., whose ultimate beneficial owner is Allianz SE (“Allianz”), one of the world’s leading global financial services companies.  Exhibit A sets forth the name, address and basis of control of each of the entities that directly or indirectly control the New Adviser.  As of December 31, 2009, the New Adviser had investment management authority over $1 trillion in assets.

The New Adviser is a Delaware limited liability company.  Exhibit B sets forth the name and principal occupation of the principal executive officer and each Executive Committee member of the New Adviser.  The address of each individual is c/o Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660.

Exhibit C sets forth the advisory fee rates and other information regarding certain investment companies managed by the New Adviser that have similar investment strategies to those of the Fund.

Prior Advisory Agreement

The Prior Advisory Agreement was last approved by a vote of the Stockholders on July 13, 2006 in connection with the appointment of the Prior Adviser.  The Prior Advisory Agreement was last approved by the Board of Directors on April 9, 2009.  The description of the Prior Advisory Agreement is qualified in its entirety by reference to the copy of the Prior Advisory Agreement attached to this Proxy Statement as Exhibit D.

Services.  The Prior Advisory Agreement required the Prior Adviser to formulate and implement a continuing program for the management of the Fund.  The Prior Adviser made all determinations with respect to the investment of the Fund’s assets, including the placement of purchase and sale orders and the voting of any proxies.

Liability and Indemnification.  The Prior Advisory Agreement provided that the Prior Adviser would not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its stockholders in connection with the performance of its duties under the Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, from reckless disregard of its duties under the Agreement or from its violation of applicable law.  The Fund and the Prior Adviser had certain indemnification obligations with respect to each other.  Neither the Fund nor the Prior Adviser was responsible for its nonperformance of any of its obligations under the Agreement by reason of any cause beyond its control.

Fees and Expenses.  The Prior Advisory Agreement provided that the Prior Adviser be paid an annual fee of 0.25%, payable quarterly, based upon the average of the net assets of the Fund on the last business day of each calendar month during the quarter.  The fees were paid at the end of each calendar quarter.  The aggregate amount of the advisory fee paid to the Prior Advisor for the fiscal year ended December 31, 2009 was $409,962.  The Prior Adviser was responsible for all its personnel and other expenses associated with the performance of its services under the Prior Advisory Agreement.

Term.  The Prior Advisory Agreement continued in effect until July 31 of each year, provided that its continuance was specifically approved at least annually by the vote of a majority of the Directors who were not parties to the Prior Advisory Agreement or Interested Persons of the Fund or the Prior Adviser, and by the vote of either the Board of Directors or the shareholders representing a majority of the Fund’s outstanding voting securities.  The Prior Advisory Agreement was terminable on 60 days’ written notice, without penalty, by a majority vote of the Board of Directors, by the vote of shareholders representing a majority of the Fund’s outstanding voting securities, or by the Prior Adviser, and automatically terminated in the event of its assignment.

Interim Advisory Agreement

The Interim Advisory Agreement was approved by the Board of Directors on February 9, 2010.  The description of the Interim Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the copy of the Interim Advisory Agreement attached to this Proxy Statement as Exhibit E.

Services.  The services required of the New Adviser under the Interim Advisory Agreement are substantially similar to those required of the Prior Adviser under the Prior Advisory Agreement, with the following exceptions.

First, the New Adviser will have the authority, on behalf of the Fund, to enter into any standard documentation required to meet the obligations of the Fund with respect to any investments.  Second, the New Adviser will have the power to delegate trade execution and other support functions (other than portfolio management and brokerage) to its affiliates and back office services to State Street Investment Manager Solutions, LLC, an unaffiliated third party provider.

Liability and Indemnification.  The liability and indemnification provisions of the Prior Advisory Agreement and the Interim Advisory Agreement are substantially similar, with one exception.  The Interim

Advisory Agreement expressly provides that the New Adviser will not be liable for any actions taken or non-actions with respect to the performance of services based upon specific information, instructions or requests given or made to the New Adviser by the Fund.

Fees and Expenses.  The fee and expense provisions of the Interim Advisory Agreement are the same as those of the Prior Advisory Agreement.

Term.  The Interim Advisory Agreement was effective as of March 15, 2010 and will remain in force until a definitive agreement between the Fund and the New Adviser is approved by the stockholders of the Fund or until August 11, 2010, whichever occurs earlier.  The Interim Advisory Agreement may be terminated in the same manner as the Prior Advisory Agreement.

New Advisory Agreement

The New Advisory Agreement was approved by the Board of Directors on February 9, 2010.  The description of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the copy of the New Advisory Agreement attached to this Proxy Statement as Exhibit F.

Services.  The services required of the New Adviser under the New Advisory Agreement are the same as those required of the New Adviser under the Interim Advisory Agreement.

Liability and Indemnification.  The liability and indemnification provisions of the New Advisory Agreement are the same as those of the Interim Advisory Agreement.

Fees and Expenses.  The fee and expense provisions of the New Advisory Agreement are the same as those of the Interim Advisory Agreement, with one exception.  Under the Interim Advisory Agreement, the Fund paid the New Adviser an annual fee of 0.25% of net assets on a quarterly schedule, based on the average of the net assets of the Fund on the last business day of each month during the quarter.  Under the New Advisory Agreement, the Fund will pay the New Adviser at the same annual rate and on the same quarterly schedule, but the fee will be based on the average daily net assets of the Fund during the quarter.

Term.  The New Advisory Agreement will become effective on the date it is approved by stockholders and will remain in force until July 31, 2011.  Thereafter, the New Advisory Agreement may be continued for successive annual periods as provided in the Prior Advisory Agreement.  The New Advisory Agreement may be terminated in the same manner as the Prior Advisory Agreement and the Interim Advisory Agreement.

Board Considerations

At a meeting held on February 9, 2010, the Board of Directors, including the Independent Directors, voted to approve the Interim Advisory Agreement and the New Advisory Agreement and to recommend that the stockholders of the Fund approve the New Advisory Agreement at the Annual Meeting.

At the February 9 meeting, the Board of Directors considered, among other information, written and oral reports provided by the New Adviser, including comparative data from independent sources as to investment performance.  The Board also considered information provided by other potential investment advisers and by the Fund’s Administrator in connection with the adviser search process.  In approving the Interim Advisory Agreement and the New Advisory Agreement, the Board of Directors considered the following factors, among others:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the advisory services to be provided to the Fund by the New Adviser.  The Board considered the terms of the Interim Advisory Agreement and the New Advisory Agreement, the experience and qualifications of the New Adviser and its personnel in managing fixed-income instruments, and the proposed investment strategy to be employed by the New Adviser.  It was noted that the New Adviser intended to employ a blend of an investment grade credit strategy and a core plus total return strategy for the Fund and to use a variety of financial instruments in implementing that strategy.  The Board also considered the experience of the New Adviser in managing open- and closed-end funds, the availability of the New Adviser’s personnel, the quality of information provided by the New Adviser to the Board, the New Adviser’s compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to the New Adviser or its affiliates.  Further, the Board considered the stability of the New Adviser’s organization, the overall commitment of the New Adviser to the Fund, and the general financial condition, resources and reputation of the New Adviser and its parent.  The Board was generally satisfied with the nature, extent and quality of the advisory services to be provided to the Fund.

Investment Performance. The Board reviewed the investment performance of the New Adviser’s similar accounts over various periods, as compared to the performance of relevant indices and of the Fund.  The Board also reviewed the ways in which the investment strategies employed by the New Adviser had contributed to its investment performance.  The performance data showed, among other things, that the New Adviser’s U.S. investment grade credit strategy outperformed both the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, and the Barclays Capital Investment Grade Index for the 1, 3 and 5 years ended December 31, 2009 and the Fund’s historical performance for the 1, 3 and 5 years ended December 31, 2009. The performance data also showed that the New Adviser’s core plus total return strategy outperformed the Fund’s benchmark index for the 1, 3, 5 and 10 years ended December 31, 2009 and the Fund’s historical performance for the 1, 3 and 5 years ended December 31, 2009.  The performance data further showed that both the New Adviser’s investment grade credit strategy and its core plus total return strategy were in the third percentile for the 3 year period ended December 31, 2009 and the sixth percentile for the 5 year period ended December 31, 2009 relative to a universe of other managers with similar strategies.  The Board was generally satisfied with the investment performance of the New Adviser.

Cost of Services. The Board examined the cost of the services to be provided to the Fund by the New Adviser, including comparable expense information concerning certain other similar funds and non-fund accounts of the New Adviser employing similar investment strategies.  The advisory fee to be charged by the New Adviser was comparable to that charged to the other fund and non-fund accounts managed by the New Adviser.  The advisory fee to be charged by the New Adviser was also comparable to the advisory fee currently charged by the Prior Adviser, as well as to the advisory fees proposed by the other adviser candidates considered by the Board.  The Board concluded that the advisory fee to be charged by the New Adviser generally was competitive.

Profits Realized. The Board considered the profits to be realized by the New Adviser from its relationship with the Fund based on an estimate provided by the New Adviser.  The New Adviser informed the Board that it did not calculate profitability precisely on an account-by-account basis, due to the complexity of allocating certain costs.  The Board recognized that the New Adviser was entitled to earn a profit for the services it furnishes and concluded that the profit expected to be earned by the New Adviser would not be excessive.

Economies of Scale. The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee to be charged by the New Adviser reflects any such economies of scale.  It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially.  Accordingly, the Board negotiated with the New Adviser a fixed fee rate taking into account the current size of the Fund.  In the event the side of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Other Benefits. The Board recognized the New Adviser and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Interim Advisory Agreement and the New Advisory Agreement on 60 days’ notice, the conduct and results of the search process, the costs of transition, the need to amend the Fund’s existing investment policies and to engage new auditors, and the alternatives available, including continuing with the Prior Adviser and a sale or liquidation of the Fund.  In its deliberations, the Board did not identify any particular factor or factors that were controlling, and each Director assigned different weights to the various factors considered.

Board Recommendation and Required Vote

Approval of the continuance of the New Advisory Agreement by stockholders requires the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  In this context, “majority” means the lesser of two votes: (1) 67% of the Fund’s outstanding shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of all of the Fund’s outstanding shares.  If the New Advisory Agreement is approved at the Annual Meeting, the New Advisory Agreement will remain in force until July 31, 2011.  If the New Advisory

Agreement is not approved at the Annual Meeting, the Board of Directors will make such arrangements for the management of the Fund as it deems appropriate and in the best interest of the Fund and its stockholders.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 3:  APPROVAL OF THE REVISION OR ELIMINATION OF CERTAIN FUND INVESTMENT POLICIES

At the Annual Meeting, stockholders will be asked to adopt a revised set of fundamental investment policies for the Fund.  Fundamental policies are policies that can be changed only by obtaining shareholder approval.  Stockholders are also being asked to approve the elimination of certain other investment policies of the Fund, the 70% and 30% investment allocation “baskets,” that are not fundamental but have been important policies since the inception of the Fund.

The Fund’s fundamental and other investment policies were initially put into place at the inception of the Fund over 35 years ago.  Since that time, the fund industry, financial instruments, and the markets in general have evolved significantly.  In addition, many of the laws and regulations that previously limited the investment strategies employed by the Fund are no longer applicable.  While certain of the Fund’s investment policies have been refined over time in response to these changes, those refinements have been piecemeal.  They have also resulted in a patchwork of policies that restrict the investment flexibility of the Fund and can be difficult and expensive to administer.

The New Adviser normally employs certain investment strategies that do not fit comfortably within the Fund’s current investment policies.  In the course of its discussions with the New Adviser, the Fund’s Board of Directors concluded that further piecemeal refinements of the Fund’s current investment policies would neither be efficient nor give the New Adviser the flexibility it preferred to implement its investment program for the Fund.  As a result, the Board recommended a comprehensive revision of the Fund’s investment policies to accommodate the New Adviser’s investment program, to allow the Fund to operate more effectively in today’s markets, and to simplify the administration of the Fund.  Updating and simplifying the Fund’s investment policies should also make the Fund more responsive to changing regulatory, business and market environments in the future and should save the Fund money by reducing the need for multiple stockholder solicitations.

Notwithstanding the proposed revisions, the overall investment objectives of the Fund would remain unchanged.  Moreover, the Fund is not changing its policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income producing securities.  Following the Annual Meeting, the Fund intends to distribute to stockholders a description of any material changes in the Fund’s investment policies that have not been approved by stockholders and the principal risk factors associated with an investment in the Fund.

Each Sub-Proposal sets out the investment policy that will be revised or eliminated if the stockholders approve that Sub-Proposal. The descriptions of the Fund’s existing investment policies are general, and are qualified by reference to the actual text of the existing policies that appears in the chart in Exhibit G.  The chart sets out in the left column the current policies of the Fund that are proposed to be revised or eliminated and in the right column the proposed revised policies, if applicable.

Stockholders will be asked to vote on each Sub-Proposal separately on the enclosed proxy card.  No Sub-Proposal is contingent upon the approval of any other Sub-Proposal.  As a result, it may be the case that certain of the Fund’s investment policies will be revised or eliminated, and others will not.  If any Sub-Proposal is not approved, the Fund’s existing investment policy will remain in effect.

Board Recommendation and Required Vote

Approval of each Sub-Proposal requires the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  In this context, “majority” means the lesser of two votes: (1) 67% of the Fund’s outstanding shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of all of the Fund’s outstanding shares.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of each Sub-Proposal.

SUB-PROPOSAL 3A: THE POLICY REGARDING DIVERSIFICATION

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on diversification will be revised to read as follows:

The Fund will be a “diversified company,” as that term is defined in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion.  The 1940 Act requires every registered investment company (including the Fund) to state whether it is diversified (meaning that it is subject to certain restrictions on the percentage of the fund’s assets that may be invested in a single issuer and the percentage of the issuer’s securities in which the fund may invest) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund stockholders.  Funds (including the Fund) are subject to additional diversification tests under the Internal Revenue Code.  The Fund is currently and will remain in compliance with both the 1940 Act and the Internal Revenue Code diversification requirements.

The Fund currently has a fundamental policy that prohibits the Fund from investing more than 5% of its total assets in a single issuer other than the U.S. government or its instrumentalities or purchase more than 10% of the voting securities of a single issuer.  By contrast, the 1940 Act allows diversified investment companies to invest more than 5% of their assets in single issuers, and to invest in more than 10% of a single issuer’s voting securities, with respect to 25% of their assets.  The 1940 Act also excludes from this restriction cash and cash items, Government securities and securities of other investment companies.  The revised policy does not contain percentage limitations with respect to investments in single issuers and will give the Fund the flexibility to respond to changing conditions in a matter that is consistent with the protections provided by the 1940 Act.  The revised policy will be interpreted so that each state (including municipalities) and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor of securities issued by these entities, if any, are treated as separate issuers of municipal securities.  To the extent that the Fund invests a greater proportion of its assets in a single issuer it will be subject to a greater degree of risk associated with that investment.  In addition, to the extent that the Fund invests in a greater proportion of a single issuer’s voting securities, the liquidity of the Fund’s investment in that issuer could be reduced.  The Fund does not intend to invest in any voting securities.

The Fund also currently has a fundamental policy that prohibits the Fund from investing in the securities of companies that have less than three years of continuous operations.  This restriction was previously imposed by certain state regulators and is no longer applicable.  One of the assumptions underlying the restriction was that investments in “unseasoned” companies tended to be more speculative because of the limited operating histories of those companies.  This restriction is not as relevant to income securities as it is to equity securities and has not been applied by the Fund to special purpose entities and other non-operating companies, such as the issuers of mortgage backed and asset backed securities.  In making investments in unseasoned companies, the Fund’s investment adviser will take into account the risks and opportunities of those investments.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3A.

SUB-PROPOSAL 3B: THE POLICY REGARDING CONCENTRATION

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised to read as follows:

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion. All registered investment companies are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries.  While the 1940 Act does not define “concentration,” the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Consistent with the SEC’s current position, the Fund currently has a fundamental policy that prohibits the Fund from investing more than

25% of its total assets in securities of companies principally engaged in one industry.  The Fund’s current fundamental policy also states that neither all utility companies nor all finance companies are considered an industry for this purpose.  If these interpretations were to change, the Fund would not be able to alter its concentration policy without seeking stockholder approval.  The revised policy defines concentration as it may be used in the 1940 Act or permitted by the appropriate regulatory authority from time to time.  The Fund will apply the revised policy to direct investments in the securities of issuers in what the Fund determines to be an industry.  The revised policy will be interpreted to permit investment without limit in the following instruments:  securities issued or guaranteed by the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; privately issued mortgage-related securities; asset-backed securities; and currencies.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3B.

SUB-PROPOSAL 3C: THE POLICY REGARDING REAL ESTATE

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on real estate investments will be revised to read as follows:

The Fund may not purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein.

Discussion. All registered investment companies are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate.

The current policy prohibits only purchases of real estate.  The revised policy clarifies that the Fund will not purchase or sell real estate.  Under both policies, the Fund may continue to invest in real estate-related companies, including companies whose businesses consist in whole or in part of investing in real estate or interests therein (like real estate investment trusts) and issuers of instruments (like mortgages) that are secured by real estate or interests therein.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3C.

SUB-PROPOSAL 3D: THE POLICY REGARDING COMMODITIES

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on commodities will be revised to read as follows:

The Fund may not purchase or sell commodities or commodities contracts or interests in oil, gas or mineral programs, although it may purchase or sell securities secured by oil, gas or minerals or interests therein, or securities issued by companies that invest in, produce or transmit oil, gas, or minerals.  This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts; currencies or currency forward contracts; options on futures contracts, securities, currencies and other instruments; structured products; swap agreements; or any other interest rate-related, securities-related or currency-related derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Discussion.All registered investment companies are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities or financial commodities and contracts related to financial commodities.  However, a fund’s investments in commodities are limited in practice by certain provisions of the Internal Revenue Code.

Currently, the Fund is not permitted to invest in commodities or commodity contracts or in put or call options, but the Fund is permitted to invest in interest rate future contracts and options thereon, currencies, and currency forward contracts, subject to a number of restrictions.  These restrictions were previously imposed by certain state regulators, by the SEC, by the Commodities Futures Trading Commission, or by the Board and are no longer applicable.  The revised policy will eliminate these restrictions, as well as expressly permit the use of other types of futures contracts; put and call options on currencies, securities and other instruments; structured products, including, but not limited to, structured notes, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and collateralized bond obligations (“CBOs”); swap agreements, including, but not limited to, those based on interest rates, security or commodity indexes, specific securities and commodities, credit and event-linked swaps, currency swaps and options on swap agreements (“swap options” or “swaptions”); and other derivatives to the fullest extent permitted by the 1940 Act and the commodities laws.

Derivatives involve the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates and the risk of imperfect correlation between the price of the derivative and the price of the direct investment for which the derivative may be a substitute.  Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment (in some cases unlimited); and the risk that the counterparty will not perform its obligations.  Derivatives tend to be more complex and less tested than more conventional instruments and can be more difficult and more costly to value, manage and administer.

The Fund currently prohibits the purchase of interests in oil, gas or other mineral exploration programs, but not the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.  The revised policy clarifies that the Fund may not purchase or sell such interests, but may purchase or sell securities secured by oil, gas or minerals or interests therein, or securities issued by companies that invest in, produce or transmit oil, gas or minerals.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3D.

SUB-PROPOSAL 3E: THE POLICY REGARDING BORROWING AND ISSUING SENIOR SECURITIES

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on borrowing and issuing senior securities will be revised to read as follows:

The Fund may borrow money, or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion. All registered investment companies are required to have a fundamental policy about borrowing money and the issuance of “senior securities.”  A senior security is a fund obligation that has a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  Accordingly, a borrowing is a type of senior security.  The 1940 Act permits a closed-end fund (like the Fund) to borrow money in amounts of up to one-third of the fund’s total assets for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  Certain investments, such as reverse repurchase agreements, dollar rolls, forward commitments and certain derivatives (such as futures, options, currency forwards and swaps) may be considered to involve borrowings and thus be subject to the 1940 Act restrictions.  To the extent the fund “covers” a borrowing by entering into an offsetting transaction or by segregating liquid securities sufficient to repay the borrowing, the SEC currently takes the position that a borrowing is not a senior security and is not subject to these restrictions.  There is no express provision in the 1940 Act governing the pledging (including mortgaging and hypothecation) of a fund’s assets; however, borrowings are commonly accompanied by such activities.

Currently, the policies of the Fund limit borrowings to 30% of total assets for the purchase of securities and 5% of total assets for temporary or emergency purposes.   The policies of the Fund also prohibit the issuance of any senior security other than such borrowings, except as to interest rate futures and foreign currency forwards subject to certain other restrictions.  Additionally, the current policies limit the mortgaging, pledging or hypothecation of the Fund’s assets to 30% of total assets, other than in connection with interest rate futures and options thereon.  The revised policy will permit the Funds to borrow money, and otherwise to issue senior securities, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  Among other things, the revised policy will enable the fund to invest in derivatives in addition to interest futures and foreign currency forwards, and without the restrictions currently applied by the Fund to interest rate futures and foreign currency forwards.  The revised policy will also enable the Fund to pledge its securities without limitation.

An increased level of borrowing may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow at that level.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.  Allowing the Fund to pledge a greater portion of its assets entails additional risk. Assets that have been pledged to other parties may not be readily available to the Fund and are subject to the risk that the counterparty will not perform its obligations.  The Fund does not intend to pledge its assets other than in connection with a borrowing, although the amount pledged may be greater than the amount borrowed.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3E.

SUB-PROPOSAL 3F: THE POLICY REGARDING LENDING

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on lending will be revised to read as follows:

The Fund may make loans only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion. All registered investment companies are required to have a fundamental policy about making loans.  The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.

The current policies of the Fund allow the Fund to lend its portfolio securities as permitted under the 1940 Act as well as to make loans through the purchase of debt securities and the use of repurchase agreements.  The revised policy will continue to allow the Fund to lend its securities to the extent permitted by the 1940 Act.  The revised policy will also allow the Fund to purchase debt obligations that might not be considered to be debt “securities,” such as bank loans or participations therein.  Investments in such obligations might be subject to greater risks of illiquidity and lack of public information than would be the case for investments in securities.

The current policies of the Fund set forth specific requirements for the use of repurchase agreements, including the requirement (i) that the Fund be initially wholly secured with collateral consisting of securities which the Fund may invest in when entering into the repurchase agreement and (ii) that investments in repurchase agreements not be as a whole more than 20%, and be as to any borrower more than 5%, of the Fund’s total assets.  The revised policy will eliminate the limitations on the use of repurchase agreements by the Fund and will allow the Fund to enter into repurchase agreements to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3F.

SUB-PROPOSAL 3G: THE POLICY REGARDING UNDERWRITING

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy on underwriting will be revised to read as follows:

The Fund may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Discussion. All registered investment companies are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers.

The revised policy is substantially the same as the Fund’s current policy on underwriting.  Both the current and revised policies have an exception to the prohibition on underwriting for the disposition of portfolio securities.  The revised policy clarifies that the prohibition applies to the underwriting of securities and the issuance of securities of other persons, as opposed to the Fund’s own securities.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3G.

SUB-PROPOSAL 3H: THE POLICY REGARDING MARGIN PURCHASES AND SHORT SALES

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy that prohibits the Fund from purchasing securities on margin, except in connection with permitted borrowings, will be removed.  In addition, the current fundamental policy that prohibits the Fund from maintaining a short position in a security or other instrument, except in connection with permitted interest rate futures, will be removed.

Discussion. Funds are not required to have a fundamental policy about margin purchases (purchases of securities with borrowed money).  The 1940 Act prohibits the purchase of any security on margin, except such short-term credits as are necessary for the clearance of transactions, in contravention of any SEC rule.  The SEC and other federal regulators have promulgated certain rules that restrict the use of margin by investment companies and others.  In addition, the use of margin by the Fund is limited by the restrictions on borrowing and senior securities discussed under Sub-Proposal 3E above.  The removal of the current fundamental policy of the Fund will permit the Fund to make margin purchases consistent with the 1940 Act and any other legal requirements.

Funds are not required to have a fundamental policy about short sales (sales of borrowed securities).  The 1940 Act generally prohibits short sales of securities in contravention of any SEC rule.  The SEC has promulgated certain rules that restrict short sales by investment companies and others.  In addition, the use of short sales by the Fund may be limited by the restrictions on borrowing and senior securities discussed under Sub-Proposal 3E above.  The removal of the current fundamental policy of the Fund will permit the Fund to make short sales that are consistent with the 1940 Act and any other legal requirements.

The use of margin and short sales is subject to risks similar to those discussed under Sub-Proposal 3E above with regard to borrowings and senior securities.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3H.

SUB-PROPOSAL 3I: THE POLICY REGARDING INVESTING FOR CONTROL

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy that prohibits the Fund from investing in companies for the purpose of exercising control or management will be removed.

Discussion. This fundamental policy is not required by the 1940 Act.  While the Fund has no current plan to invest for the purpose of exercising control or management of any company, removal of the restriction would enable the Fund to exercise such control or management, or to make use of security holder rights (such as voting rights) that could be deemed to be exercising control or management, when the Board determines such activities are in the interest of the Fund and its stockholders, without obtaining stockholder approval.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3I.

SUB-PROPOSAL 3J: THE POLICY REGARDING INVESTING IN COMPANIES IN WHICH OFFICERS AND DIRECTORS HAVE INTERESTS

If the stockholders of the Fund approve this proposal, the Fund’s current fundamental policy that prohibits the Fund from investing in a company in which the officers and directors of the Fund or its investment adviser own individually more than 1/2 of 1% of the company’s securities or together own more than 5% of the company’s securities will be removed.

Discussion. This fundamental policy is not required by the 1940 Act. The restriction was previously imposed by certain state regulators and is no longer applicable.  The primary purpose of the restriction was to help protect against potential conflicts of interest when a fund invests in securities in which the officers, directors or investment adviser of the Fund have a significant ownership interest.  The restriction is difficult to monitor.  Moreover, the Fund and its investment adviser are required to maintain written Codes of Ethics that restrict the personal trading activities of persons, including the Fund’s officers and directors, that have access to information about the Fund’s portfolio securities and require regular reporting of personal holdings and securities transactions.   The Fund believes that these Codes of Ethics are

adequate to protect against the types of conflicts addressed by the current fundamental investment policy.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3J.

SUB-PROPOSAL 3K: THE POLICIES ESTABLISHING INVESTMENT BASKETS

If the stockholders of the Fund approve this proposal, the Fund’s current policies establishing investment “baskets” for the allocation of the Fund’s portfolio will be removed.  The current policies state that (i) the Fund will invest at least 70% of its assets in straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, bank debt of comparable quality, U.S. government or agency securities, commercial paper, cash, cash equivalents, or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets); and (ii) the Fund may investment up to 30% of total assets in other U.S. or foreign straight debt securities, convertible securities, and preferred stocks.

Discussion.  The 70% and 30% investment baskets are not required by the 1940 Act.  The baskets are also not fundamental policies of the Fund.  When the baskets were established at the Fund’s inception over 35 years ago, the types of financial instruments and investment strategies used by funds were relatively limited.  Since that time, new instruments and strategies have been developed that were not contemplated by the baskets and do not fit neatly into the baskets.  As a result, the application of the baskets has become more difficult to interpret and monitor and the Fund’s investment adviser may have been unduly restricted in its use of certain of these instruments and strategies.  Removal of the investment basket limitations will give the Fund the flexibility to take full advantage of the various investment opportunities permitted by the 1940 Act and approved by the Board.

Upon approval of the New Advisory Agreement, the Board intends to adopt certain non-fundamental investment policies restricting the activities of the New Adviser.  For example, the Board currently contemplates adopting a non-fundamental policy limiting the Fund’s investments in non-investment grade fixed income securities to 10% of the Fund’s total assets.  Following the Annual Meeting, the Fund intends to distribute to stockholders a description of these non-

fundamental policies along with other information about the proposed investment by the New Adviser of the Fund’s assets.  These non-fundamental policies can be adopted, modified or eliminated by the Board from time to time without stockholder approval.

The Board of Directors recommends that the stockholders of the Fund vote FOR the approval of Sub-Proposal 3K.

STOCKHOLDER PROPOSALS FOR 2011 PROXY STATEMENT

Stockholders wishing to submit proposals for inclusion in the proxy statement for the 2011 Annual Meeting should send their written proposals to Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, for receipt by January 26, 2011. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2011 Annual Meeting that are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by April 9, 2011.  Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than that mentioned in this Proxy Statement.  The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.

Please complete and sign the enclosed proxy card and return it in the envelope provided, or vote through the Internet or by telephone, so that the Annual Meeting may be held and action may be taken on the matter described in this Proxy Statement with the greatest possible number of shares participating.  This will not preclude your voting in person if you attend the Annual Meeting.

Susan S. Rhee
Secretary
May 26, 2010

Exhibit A

Entities that Directly or Indirectly Control the New Adviser

Direct Owners

Name and Address	Basis of Control
Allianz Global Investors of America L.P. 680 Newport Center Drive Suite 250 Newport Beach, CA 92660	75% or more Member of Pacific Investment Management Company LLC

Indirect Owners

Name and Address	Basis of Control
Allianz Global Investors of America LLC 680 Newport Center Drive Suite 250 Newport Beach, CA 92660	General Partner and 75% or more Limited Partner of Allianz Global Investors of America L.P. 75% or more Member of Allianz Global Investors US Holding LLC
Allianz Global Investors U.S. Holding LLC 680 Newport Center Drive Suite 250 Newport Beach, CA 92660	25% but less than 50% Limited Partner of Allianz Global Investors of America L.P.
Allianz of America Inc 55 West Green Farms Road Westport, CT 06881	75% or more Member of Allianz Global Investors of America LLC
Allianz Global Investors of America Holdings Inc. 680 Newport Center Drive Suite 250 Newport Beach, CA 92660	Managing Member of Allianz Global Investors of America LLC
Allianz Global Investors Aktiengesellschaft Seidlstrasse, 24-24a D80335 Munich, Germany	Sole Stockholder of Allianz Global Investors of America Holdings Inc.

A-1

Indirect Owners (continued)

Name and Address	Basis of Control
AZ-Argos 6 Vermoegensverwaltungsgesellschaft MbH Herriotstrasse 1, 60528 Frankfurt am Main, Germany	25% but less than 50% Stockholder of Allianz Global Investors Aktiengesellschaft
Allianz Finanbeteiligungs GmbH Koniginstrasse 28 20802 Munich, Germany	Sole Stockholder of AZ-Argos 6 Vermoegensverwaltungsgesellschaft MbH
Allianz SE Koniginstrasse 28 Munich, Germany D-80802	Sole Shareholder of Allianz of America, Inc. 50% but less than 75% Stockholder of Allianz Global Investors Aktiengesellschaft Sole Stockholder of Allianz Finanzbeteilingungs GmbH

A-2

Exhibit B

Principal Executive Officer and Executive Committee Members of the New Adviser

Name and Title	Principal Occupation
Principal Executive Officer:
El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co-Chief Investment Officer of the New Adviser
Executive Committee Members:
Gross, William H.	Managing Director, Chief Investment Officer and Senior Portfolio Manager of the New Adviser
Harris, Brent Richard	Managing Director of the New Adviser
Hodge, Douglas M.	Managing Director and Chief Operating Officer of the New Adviser
Ivascyn, Daniel J.	Managing Director and Portfolio Manager of the New Adviser
Otterbein, Thomas J.	Managing Director and Head, Americas Client Facing, of the New Adviser
Short, Jonathan D.	Managing Director and Head, Institutional Business Development, of the New Adviser

B-1

Exhibit C

Advisory Fee Rates for Certain Funds Advised by PIMCO with Similar Strategies*

Name of Fund	Size of Fund	Advisory Fee Rates	Fee Waivers
PIMCO Investment Grade Corporate Bond Fund	$6.527B	0.25%	None
PIMCO Total Return Fund	$202.375B	0.25%	None
JNL/PIMCO Total Return Bond Fund	$2.366B	0.25% on the first $1B of average daily net assets and 0.225% on amounts over $1B of average daily net assets**	None

*
While the funds disclosed here do not have objectives similar to the Fund, they are closest in strategy to the Fund of funds to which PIMCO is an investment adviser, as the Fund shares investment strategies of each fund.  The investment objective of the Fund is income, with appreciation secondary.  The investment objectives of the funds disclosed here are maximum total return.  Advisory Fee Rates are applied on an annual basis and are stated as a percentage of the average daily net assets of the disclosed fund.  All information disclosed in the chart is as of December 31, 2009.

**
When the aggregate net assets of the JNL/PIMCO Total Return Bond Fund and the JNL/PIMCO Real Return Fund do not equal or exceed $3B, the annual advisory fee rate of the JNL/PIMCO Total Return Bond Fund is 0.25% on all amounts.

C-1

Exhibit D

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made as of this 13th  day of July, 2006, by and between MONTGOMERY STREET INCOME SECURITIES, INC., a closed-end registered investment company organized pursuant to the laws of the State of Maryland (the "Company"), and HARTFORD INVESTMENT MANAGEMENT COMPANY, a corporation organized pursuant to the laws of the State of Delaware (the "Adviser").

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is in the business of providing investment management services;

WHEREAS, the Company is a closed-end investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Company desires to retain the Adviser to render investment advisory services to all of the assets of the Company (the “Account”), in the manner and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Adviser agree as follows:

1.          APPOINTMENT AND EXPENSES OF THE ADVISER.  The Company hereby appoints the Adviser to serve as investment adviser with respect to the Account, and to perform the services hereinafter set forth, and the Adviser hereby accepts such appointment.  The Adviser agrees, for the compensation herein provided, to assume all obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder.  The Company shall be responsible for the Company’s and the Account’s administrative and other direct expenses, including, but not limited to:  (a) fees pursuant to any plan of distribution that the Company may adopt; (b) the Account’s brokerage and commission expenses, including all ordinary and reasonable transaction costs; (c) fees and expenses of pricing services used by the Company to determine the value of the Account’s holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company or the Account; (e) interest charges on any Account borrowings; (f) the Company's organizational and offering expenses, if any; (g) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Company's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees; (l) the Company's legal and auditing expenses; (m) cost of certificates representing shares of the Company; (n) the Company's costs of stationery and supplies; (o) the Company's insurance expenses; (p) the Company's association membership dues; and (q) travel expenses for attendance at Board of Directors’ meetings by members of the Board of Directors of the Company (the “Board”).

2.          DUTIES OF THE ADVISER.  In performing its duties hereunder, the Adviser shall formulate and implement a continuing program for the management of the Account.  The Adviser shall make all determinations with respect to the investment of the assets of the Account and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders with respect to the Account.  The Company shall be responsible for the administration of the activities of the Company and the Account, including compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, except for the investment management activities specifically delegated to the Adviser pursuant to this Agreement.

3.	POWERS OF THE ADVISER.

3.1           The Adviser's power to direct the investment and reinvestment of the assets in the Account shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the Company's then-current Form N-2 Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, as such Registration Statement may be supplemented by changes approved by the Company’s shareholders or disclosed in the Company’s annual shareholder reports as provided in Rule 8b-16 under the 1940 Act (the “Registration Statement”).  The Company may also place additional limitations on the Adviser's investment decisions by written notice to the Adviser.  The Company agrees to provide promptly to the Adviser a copy of the documents mentioned above and all changes made to such documents.  The Adviser shall not be bound by any changes to the Company's Articles of Incorporation or the Registration Statement and shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Company imposed by such changes until the Adviser has received written notice of any such change, limitation or restriction.  The Company hereby directs the Adviser to select investments for the Account in compliance with the Registration Statement and on the basis of the investments’ possibilities for achieving the Account’s stated objectives. The Company understands that there can be no assurance that such objectives will be achieved.  The Company shall also be required to notify the Adviser in writing of specific restrictions governing the Account under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind the Company.

3.2           The Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Account, subject to oversight of the Board.  Such oversight shall not require prior approval of discretionary investment decisions made by the Adviser except as may be required by applicable law, the Company’s investment objectives, policies and restrictions and/or any limitations imposed on the Adviser by the Company pursuant to the preceding paragraph.  The Company shall retain the right to instruct the Adviser to effect any transactions necessary to ensure compliance with the Company’s investment objectives, policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder, or as otherwise required by law.

3.3           In the event the Adviser's compliance with any amendment of the Company’s investment objectives, policies and restrictions or other limitations placed on the Adviser's investment decisions with respect to the Account would interfere with the completion of any transaction commenced on behalf of the Account prior to the Adviser's knowledge of such amendment, the Adviser may proceed with such transaction unless proceeding with the transaction

would violate any applicable law, rule or regulation.   The Adviser will not be responsible for any loss that may result from the completion of the transaction.

3.4           Further, and except as may be qualified elsewhere in this Agreement, the Adviser is hereby authorized and directed, for and on behalf of the Company, with respect to the assets of the Account, in its discretion to:

(a)           exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account;

(b)    maintain all or part of the Account’s assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Adviser;

(c)    instruct the Company’s Custodian (the “Custodian”) to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Account;

(d)    assist in the valuation of the Company’s securities and other assets in accordance with the Company’s valuation policies and procedures: and

(e)    generally, perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement.

4.	SELECTION OF BROKER-DEALERS.

4.1            The Adviser may effect transactions for the Account with or through any broker-dealer that the Adviser selects, provided that the Adviser may not effect transactions with or through any broker-dealer that is an affiliate of the Adviser without the prior written consent of the Company and the adoption of any procedures required by law.  When the Adviser places orders for the execution of transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Company, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account.  Accordingly, the Adviser shall have no obligation to seek solely the lowest commission cost to the Account.  Notwithstanding the foregoing, all transactions shall satisfy the requirements of Section 28(e) under the Securities Exchange Act of 1934, as amended.

The Adviser is authorized to aggregate sales and purchase orders of assets on behalf of the Account with similar orders being placed simultaneously for other accounts of the Adviser.  Such aggregated order prices, commissions or other expenses shall be equitably apportioned among participating accounts.

4.2.           The Company hereby agrees and consents that the Adviser and its affiliates are authorized to execute cross transactions for the Account provided such transactions comply with Rule 17a-7 under the 1940 Act and any other applicable laws or regulations.

5.          DOCUMENTATION TO BE FURNISHED; RECORDS.  Each party hereby agrees to furnish the other party with such information, authorizations and documentation as such party may from time to time require to enable it to carry out its obligations under this Agreement.  The Adviser shall keep records relating to the services to be performed by it hereunder in accordance with Section 31 of the 1940 Act, and the rules thereunder.  The Adviser agrees that all such records are the property of the Company and will be promptly surrendered to the Company on and in accordance with its request.

6.          APPRAISAL AND REPORTS.  The Adviser will provide to the Company, within a reasonable time period after the end of each calendar quarter and at such other times as the Company may reasonably request, an appraisal of the Account as of the last business day of each calendar quarter (the “Appraisal Date”) during the term of this Agreement.  Such appraisal shall be in the form of a written summary of the assets held in the Account on the Appraisal Date, as well as any other information with respect to the Account as the Company may reasonably request.  The Adviser shall also make an in person presentation at each quarterly meeting of the Board, at times mutually agreeable to both parties, with respect to the assets in, the activity within and the performance of the Account during the preceding quarter.  The Adviser shall provide to the Company and its agents such other information regarding the Account and the Adviser as the Company or its agents may reasonably request or as shall be required by law.  The Adviser shall inform the Company promptly of any change in the senior personnel providing services to the Company.

7.          COMPENSATION TO ADVISER.  For the Adviser’s services under this Agreement, the Adviser will be paid a fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Company on the last business day of each calendar month of the then ended calendar quarter.  The fees are payable at the end of each calendar quarter for services provided by the Adviser during the prior three months.  If the Adviser shall serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the value of the assets in the Account and shall be payable on a pro-rata basis for the part of the quarter during which it served as the Adviser hereunder.

8.          CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company will be responsible for the establishment and maintenance of proper arrangements regarding the custody of the securities and other assets in the Account.

The Company will authorize the Custodian to follow the Adviser’s instructions to make and accept payments for, and to deliver to or receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account.  The Company may change such instructions and such other provisions from time to time by written notice to the Adviser.  The Company also will instruct the Custodian to send the Company and the Adviser monthly statements showing the assets in and all transactions for the Account during the month, including any payments of the Adviser’s fees.

9.          RISK ACKNOWLEDGMENT.  The Company acknowledges and agrees that references (if any) herein or in the

Registration Statement to “targets”, “objectives”, “benchmarks” or similar terms are not to be construed as a guarantee by the Adviser of a specific rate of return on the Account on an absolute basis or as compared to any defined benchmark.  The Company acknowledges that Adviser’s past performance is not a guarantee of any future results.  The Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Account.  The Company understands that investment decisions made for the Account by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.

10.        SERVICES TO OTHER CLIENTS.   It is understood that the Adviser and its affiliates perform investment advisory services for various clients (including investment companies).  The Company agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Account, so long as it is the Adviser’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients.  It is understood that the Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any securities which its principals, affiliates or employees may purchase or sell for its or their own accounts or for the Account of any other client.  This Agreement does not limit or restrict in any way the Adviser or any of its affiliates from buying, selling or trading in any securities for their own accounts.

11.        REPRESENTATIONS AND WARRANTIES OF THE ADVISER.  The Adviser represents and agrees that:

(a)           The Adviser is registered, and will continue to be registered, as an "investment adviser" under the Advisers Act and is currently in compliance in all material respects and shall at all times continue to comply in all material respects with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws, all applicable rules and regulations thereunder, and all other applicable laws, rules and regulations as they relate to the services provided under this Agreement.  The Adviser will notify the Company promptly if it becomes aware of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

(b)           The Adviser has provided the Company with a copy of Part I and Part II of its most recent and complete Form ADV and will promptly furnish the Company with copies of any material amendments thereto.

(c)           The Adviser maintains, and will continue to maintain, written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws, as provided in Rule 38a-1 under the 1940 Act.

(d)           The Adviser carries, and will continue to carry, general liability, errors and omissions, fidelity bond and other policies of insurance in amounts and scope that are commercially reasonable in light of the nature and scope of services to be provided under this Agreement.

12.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and agrees that the Company is currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the 1940 Act and all applicable state securities laws, and the rules thereunder.

13.        LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

13.1           The Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Account, the Company, or its shareholders in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties, from reckless disregard by them of their duties under this Agreement or from their violation of applicable law.

13.2           The Company shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Company’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement of a material fact contained in the Registration Statement or Company marketing materials and advertising or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or other than in reliance upon verbal information confirmed by the Adviser in writing; provided, however, that in no case is the Company’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement or violation of applicable law.

13.3           The Adviser shall indemnify the Company, its affiliated persons, and its officers, directors, employees, and agents for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, or as a result of any untrue statement of a material fact contained in the Registration Statement or in the Company’s shareholder reports, proxy materials or other SEC filings or public disclosures, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, or in reliance upon verbal information confirmed by the Adviser in writing.

13.4           Neither party shall be held responsible for its nonperformance of any of its obligations under this Agreement by reason of any cause beyond its control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations; provided, however, that each party shall have adequate disaster recovery plans and facilities in place at all times to perform its respective obligations hereunder.

13.5           The Adviser shall have no obligation to seek any material non-public (“inside”) information about any issuer of securities, and shall not purchase or sell, or recommend for purchase or sale, the securities of any issuer for the Account on the basis of any such information as may come into its possession.

14.	TERM, RENEWAL AND TERMINATION.

14.1           This Agreement shall become effective as of the date first above written and shall remain in force until July 31, 2007 and thereafter for successive annual periods so long as each such continuance is specifically approved at least annually by (1) a majority of the Directors of the Company who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such parties, by vote cast in person at a meeting called for the purpose of voting on such approval; and (2) a vote of the Board or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company.

14.2           This Agreement may be terminated at any time without the payment of any penalty (1) by the Company by a vote of the Board on 60 days' written notice to the Adviser; (2) by the Company by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company; or (3) by the Adviser on 60 days' written notice to the Company.

14.3           This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

14.4           The provisions of Sections 5, 11(d), 13.2, 13.3, and 21 shall survive the termination of this Agreement.

15.        AMENDMENT.  No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Company and the Adviser and approved in accordance with the 1940 Act.

16.	AUTHORITY AND ENFORCEABILITY.

16.1           Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Company and the Adviser and their respective successors, enforceable in accordance with its terms.

16.2           If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

17.        APPLICABLE LAW.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of California which apply to contracts made and to be performed in the State of California.

18.        NOTICES.  Any notice, direction, instruction, acknowledgment, or other communication required or contemplated by this Agreement shall be in writing by personal delivery, overnight courier, facsimile or email (confirmed by facsimile) and addressed as follows:

To the Company:                       Richard J. Bradshaw
Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306-2155
Facsimile No.:  (650) 857-0663
Email:  bradshawrj@cooley.com

With a copy to:

André W. Brewster, Esq.
Howard Rice Nemerovski Canady Falk & Rabkin
3 Embarcadero Center
San Francisco, CA  94111-4024
Facsimile No.:  (415) 217-5910
Email:  abrewster@howardrice.com

To the Adviser:               Hartford Investment Management Company
55 Farmington Avenue, 12th Floor
Hartford, Connecticut 06105
Attention: Mr. John Cardinali, Vice President
Facsimile No.:  (860) 297-8878
Email:  john.cardinali@thehartford.com

Such communication shall be deemed to have been given on the date received.  Any party hereto by notice hereunder to the other may designate a different address.

19.        VOTING OF CORPORATE ACTIONS.   The Adviser shall promptly execute or cause to be executed corporate actions, amendments, waivers, consents, proxies and other related documentation, to the extent received from the Custodian, for issuers of the securities being held in the Account in a manner which the Adviser reasonably believes is in the best interest of the Account and in accordance with any applicable policies and procedures approved by the Board.  The Company shall ensure that the Custodian of the Account is provided written notice of the Adviser’s authority to vote corporate actions and proxies pursuant to this Agreement.

20.        CLASS ACTIONS. The Adviser shall act for the Company in class actions involving securities or other assets held in the Account in accordance with any applicable policies and procedures approved by the Board.

21.        CONFIDENTIALITY.  The Adviser agrees to treat confidentially and as proprietary information of the Company all records and other information related to the Company, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder.  However, the Adviser may disclose such records and information (a) to the Company’s agents, (b) as required by broker-dealers in connection with trading in the Account, or (c) after prior notification to and approval in writing by the Company, which approval may not be withheld where such disclosure is required by law.  The Adviser shall be permitted to include the Company in its list of clients and disclose the contents of such list to third parties in the normal course of the Adviser’s business.

22.        MISCELLANEOUS. This Agreement may be executed in counterparts, each of which shall be considered as an original.  Where the context allows, words in the plural shall include the singular and the singular shall include the plural.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  The waiver by any party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.  The Company acknowledges receipt of Part II of the Adviser’s Form ADV filed with the SEC pursuant to Section 203(c) of the Advisers Act, which states information relative to the Adviser’s investment and brokerage policies and other important matters, and which the Adviser warrants is the current filing of such form, at least 48 hours prior to the execution of this Agreement, as required by Rule 204-3 under the Advisers Act.

MONTGOMERY STREET INCOME SECURITIES, INC.

By:           /s/ Richard J. Bradshaw
Name:       Richard J. Bradshaw
Title:         Chairman

HARTFORD INVESTMENT MANAGEMENT COMPANY

By:           /s/ William H. Davison, Jr.
Name:       William H. Davison, Jr.
Title:         Managing Director

Exhibit E

INTERIM INVESTMENT ADVISORY AGREEMENT

This Interim Investment Advisory Agreement (this “Agreement”) is made as of this 15th  day of March, 2010, by and between MONTGOMERY STREET INCOME SECURITIES, INC., a closed-end registered investment company organized pursuant to the laws of the State of Maryland (the "Company"), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a limited liability company organized pursuant to the laws of the State of Delaware (the "Adviser").

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is in the business of providing investment management services;

WHEREAS, the Company is a closed-end investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Investment Advisory Agreement between the Company and Hartford Investment Management Company, dated July 13, 2006 (the “Prior Advisory Agreement”), was terminated by the Board of Directors of the Company (the “Board”) as of the date hereof;

WHEREAS, the Company and the Adviser are entering into this Agreement in reliance on Rule 15a-4(b)(1) under the 1940 Act, which provides a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act; and

WHEREAS, the Company desires to retain the Adviser on an interim basis in accordance with Rule 15a-4(b)(1) to render investment advisory services to all of the assets of the Company (the “Account”), in the manner and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Adviser agree as follows:

1.           APPOINTMENT AND EXPENSES OF THE ADVISER.  The Company hereby appoints the Adviser to serve as sole investment adviser with respect to the Account, and to perform the services hereinafter set forth, and the Adviser hereby accepts such appointment.  The Adviser agrees, for the compensation herein provided, to assume its obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder.

Except for the expenses specifically agreed to be paid by the Adviser under this Agreement, the Adviser shall not be liable for any expenses of the Company or the Account, including, but not limited to, the following, for which the Company shall be responsible:  (a) fees pursuant to any plan of distribution that the Company may adopt; (b) the Account’s brokerage and commission expenses, including all ordinary and reasonable transaction costs; (c) fees and expenses of pricing services used by the Company to determine the value of the Account’s holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company or the Account; (e) interest charges on any Account borrowings; (f) the Company's organizational and offering expenses, if any; (g) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Company's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees; (l) the Company's legal and auditing expenses; (m) cost of certificates representing shares of the Company; (n) the Company's costs of stationery and supplies; (o) the Company's insurance expenses; (p) the Company's association membership dues; and (q) travel expenses for attendance at Board of Directors’ meetings by members of the Board.

            2.           DUTIES OF THE ADVISER.  In performing its duties hereunder, the Adviser shall formulate and implement a continuing program for the management of the Account.  Subject to the general supervision of the Board, the Adviser shall make all determinations with respect to the investment of the assets of the Account and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders with respect to the Account.  The Company shall be responsible for the administration of the activities of the Company and the Account, including compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, except for the investment management activities specifically delegated to the Adviser pursuant to this Agreement.  The Adviser’s duties for providing investment management services to the Company shall be limited to the Account.

3.	POWERS OF THE ADVISER.

3.1.  The Adviser's power to direct the investment and reinvestment of the assets in the Account shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the Company's then-current Form N-2 Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, as such Registration Statement may be supplemented by changes approved by the Company’s shareholders or disclosed in the Company’s annual shareholder reports as provided in Rule 8b-16 under the 1940 Act (the “Registration Statement”).  The Company may also place additional limitations on the Adviser's investment decisions by written notice to the Adviser.  The Company agrees to provide promptly to the Adviser a copy of the documents mentioned above and such other documents or instruments governing the investment of the Account and all changes made to such documents and such other information as is necessary for the Adviser to carry out its obligations under this Agreement.  The Adviser shall not be bound by any changes to the Company's Articles of Incorporation or the Registration Statement and shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Company imposed by such changes until the Adviser has received written notice of any such change, limitation or restriction.  The Company hereby directs the Adviser to select investments for the Account in compliance with the Registration Statement and on the basis of the investments’ possibilities for achieving the Account’s objectives as stated in the Registration Statement. The Company understands that there can be no assurance that such objectives will be achieved.  The Company shall also be required to notify the Adviser in writing of specific restrictions governing the Account under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind the Company.

3.2.   The Adviser will have sole day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Account, including investment research, the selection of the securities to be purchased and sold, and the selection of brokers and dealers through which securities transactions in the Account may be effected, subject to oversight of the Board.  Such oversight shall not require prior approval of discretionary investment decisions made by the Adviser except as may be required by applicable law, the Company’s investment objectives, policies and restrictions and/or any limitations imposed on the Adviser by the Company pursuant to the preceding paragraph.  The Company shall retain the right to instruct the Adviser to effect any transactions necessary to ensure compliance with the Company’s investment objectives, policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder, or as otherwise required by law.

3.3.   The Adviser is authorized on behalf of the Account to (i) enter into any market and/or industry standard documentation (e.g., any such documentation for exchange traded and over-the-counter derivatives, as applicable) required to meet the obligations of the Company with respect to any investments made for the Account; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.    The Adviser shall not have the authority to cause the Company to deliver securities and other property, or to pay cash, to the Adviser other than payment of the management fee provided for in this Agreement.

3.4.  Notwithstanding any other provision to the contrary, the Adviser shall have no obligation to perform the following services or to have employees of the Adviser perform the following services, as applicable:  (a) providing shareholder service or support functions, such as responding to shareholders’ questions about the Company or its investments or strategies;  (b) serving as officers of the Company; or (c) serving as the Company’s Chief Compliance Officer and associated staff.

3.5.   In the event the Adviser's compliance with any amendment of the Company’s investment objectives, policies and restrictions or other limitations placed on the Adviser's investment decisions with respect to the Account would interfere with the completion of any transaction commenced on behalf of the Account prior to the Adviser's knowledge of such amendment, the Adviser may proceed with such transaction unless proceeding with the transaction would violate any applicable law, rule or regulation.   The Adviser will not be responsible for any loss that may result from the completion of the transaction.

3.6.   Further, and except as may be qualified elsewhere in this Agreement, the Adviser is hereby authorized and directed, for and on behalf of the Company, with respect to the assets of the Account, in its discretion to:

(a)          exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account;

(b)          maintain all or part of the Account’s assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Adviser;

(c)          instruct the Company’s Custodian (the “Custodian”) to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Account;

(d)          deposit margin or collateral, which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Company with respect to any investments made for the Account;

(e)          assist in the valuation of the Company’s securities and other assets in accordance with the Company’s valuation policies and procedures; and

(f)          generally, perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement.

To the extent permitted by applicable law, the Adviser may delegate trade execution and, other support functions (but not portfolio management or brokerage) to its affiliates including PIMCO Asia

Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg S.A., PIMCO Japan Ltd., PIMCO Canada Corp and PIMCO Europe Ltd.  Information may be shared between such companies as necessary to accomplish the purposes of this Agreement.    Additionally, the Adviser will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC.  In all cases, the Adviser shall remain liable as if such services were provided directly.  No additional fees shall be imposed for such services.

4.	SELECTION OF BROKER-DEALERS.

4.1            The Adviser may effect transactions for the Account with or through any broker-dealer that the Adviser selects, provided that the Adviser may not effect transactions with or through any broker-dealer that is an affiliate of the Adviser without the prior written consent of the Company and the adoption of any procedures required by law.  When the Adviser places orders for the execution of transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Company, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account.  Accordingly, the Adviser shall have no obligation to seek solely the lowest commission cost to the Account.  Notwithstanding the foregoing, all transactions shall satisfy the requirements of Section 28(e) under the Securities Exchange Act of 1934, as amended.

The Adviser is authorized, but shall be under no obligation, to aggregate sales and purchase orders of assets on behalf of the Account with similar orders being placed simultaneously for other accounts of the Adviser.  Such aggregated order prices, commissions or other expenses shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company in respect of the Account and to such other accounts.

4.2.           The Company hereby agrees and consents that the Adviser and its affiliates are authorized to execute cross transactions for the Account provided such transactions comply with Rule 17a-7 under the 1940 Act and any other applicable laws or regulations.

            5.          DOCUMENTATION TO BE FURNISHED; RECORDS.  Each party hereby agrees to furnish the other party with such information, authorizations and documentation as such party may from time to time require to enable it to carry out its obligations under this Agreement.  Specifically, the Adviser shall keep records relating to the services to be performed by it hereunder in accordance with Section 31 of the 1940 Act, and the rules thereunder.  The Adviser agrees that all such records are the property of the Company and will be promptly surrendered to the Company on and in accordance with its request.  The Company agrees, however, that the Adviser may retain copies of those records that are required to be maintained by the Adviser under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business.

            6.          APPRAISAL AND REPORTS.  The Adviser will provide to the Company, within a reasonable time period after the end of each calendar quarter and at such other times as the Company may reasonably request, an appraisal of the Account as of the last business day of each calendar quarter (the “Appraisal Date”) during the term of this Agreement.  Such appraisal shall be in the form of a written summary of the assets held in the Account on the Appraisal Date, as well as any other information with respect to the Account as the Company may reasonably request.  The Adviser shall also make an in person presentation at each quarterly meeting of the Board, at times mutually agreeable to both parties, with respect to the assets in, the activity within and the performance of the Account during the preceding quarter.  The Adviser shall provide to the Company and its agents such other information regarding the Account and the Adviser as the Company or its agents may reasonably request or as shall be required by law with respect to the duties of the Adviser under this Agreement.  The Adviser shall inform the Company promptly of any change in the senior personnel providing services to the Company.

            7.          COMPENSATION TO ADVISER.  For the Adviser’s services under this Agreement, the Adviser will be paid a fee equal to the product of (a) one quarter of 0.25%, times (b) the average of thenet assets of the Company on the last business day of each calendar month of the then ended calendar quarter.  The fees are payable at the end of each calendar quarter for services provided by the Adviser during the prior three months.  If the Adviser shall serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above and shall be payable on a pro-rata basis for the part of the quarter during which it served as the Adviser hereunder.

            8.          CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company will be responsible for the establishment and maintenance of proper arrangements regarding the custody of the securities and other assets in the Account.

The Company will authorize the Custodian to follow the Adviser’s instructions to make and accept payments for, and to deliver to or receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account.  The Company may change such instructions and such other provisions from time to time by written notice to the Adviser.  The Company also will instruct the Custodian to send the Company and the Adviser monthly statements showing the assets in and all transactions for the Account during the month, including any payments of the Adviser’s fees.

            9.          RISK ACKNOWLEDGMENT.  The Company acknowledges and agrees that references (if any) herein or in the Registration Statement to “targets”, “objectives”, “benchmarks” or similar terms are not to be construed as a guarantee by the Adviser of a specific rate of return on the Account on an absolute basis or as compared to any defined benchmark.  The Company acknowledges that Adviser’s past performance is not a guarantee of any future results.  The Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Account.  The Company understands that investment decisions made for the Account by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.

           10.          SERVICES TO OTHER CLIENTS.   It is understood that the Adviser and its affiliates perform investment advisory services for various clients (including investment companies).  The Company agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or thetiming or nature of action taken with respect to the Account, so long as it is the Adviser’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients.  It is understood that the Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any securities which its principals, affiliates or employees may purchase or sell for its or their own accounts or for the Account of any other client.  This Agreement does not limit or restrict in any way the Adviser or any of its affiliates from buying, selling or trading in any securities for their own accounts.

           11.          REPRESENTATIONS AND WARRANTIES OF THE ADVISER.  The Adviser represents and agrees that:

(a)           The Adviser is registered, and will continue to be registered, as an "investment adviser" under the Advisers Act and is currently in material compliance and shall at all times continue to be in material compliance with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws, as applicable, and all applicable rules and regulations thereunder, and all other applicable laws, rules and regulations as they relate to the services provided under this Agreement.  The Adviser will notify the Company promptly if it becomes aware of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

(b)           The Adviser has provided the Company with a copy of Part I and Part II of its most recent and complete Form ADV and will promptly furnish the Company with copies of any material amendments thereto.

(c)           The Adviser maintains, and will continue to maintain, written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws, as provided in Rule 38a-1 under the 1940 Act.

(d)           The Adviser carries, and will continue to carry, general liability, errors and omissions, fidelity bond and other policies of insurance in amounts and scope that are commercially reasonable in light of the nature and scope of services to be provided under this Agreement.

12.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and agrees that:

(a)           the Company is currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the 1940 Act and all applicable state securities laws, and the rules thereunder;

(b)           the Adviser has been duly appointed by the Board to provide investment services to the Account as contemplated hereby;

(c)           the Company is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Company will promptly notify the Adviser if the Company ceases to be a QIB;

(d)           the Company is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), will promptly notify the Adviser if the Company ceases to be a QEP, and hereby consents to the Company being treated as an “exempt account” under CFTC Rule 4.7; and

(e)           the Company will notify the Adviser promptly if any liens or charges arise from the acts or omissions of the Company (other than acts or omissions of the Adviser acting for the Account) which may prevent the Adviser from giving a first priority lien or charge on the assets solely in connection with the Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Company with respect to any investments made for the Account.

           13.         LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

    13.1.   The Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Account, the Company, or its shareholders in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties, from reckless disregard by them of their duties under this Agreement or from their violation of applicable law.  In no case shall the Adviser, its affiliated firms or its or their employees, officers or directors be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Adviser by the Company.

     13.2.   The Company shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Company’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement of a material fact contained in the Registration Statement or Company marketing materials and advertising or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, specifically for use in that Registration Statement or Company marketing material or advertising, or other than in reliance upon written or verbal information confirmed by the Adviser in writing specifically for use in that Registration Statement or Company marketing material or advertising; provided, however, that in no case is the Company’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement or violation of applicable law.

     13.3.   The Adviser shall indemnify the Company, its affiliated persons, and its officers, directors, employees, and agents for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, or as a result of any untrue statement of a material fact contained in the Registration Statement or in the Company’s shareholder reports, proxy materials or other SEC filings or public disclosures, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser specifically for use in that SEC filing or public disclosure, or in reliance upon written or verbal information confirmed by the Adviser in writing specifically for use in that SEC filing or public disclosure.

     13.4.    Neither party shall be held responsible for its nonperformance of any of its obligations under this Agreement by reason of any cause beyond its control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations; provided, however, that each party shall have adequate disaster recovery plans and facilities in place at all times to perform its respective obligations hereunder.

        13.5.   The Adviser shall have no obligation to seek any material non-public (“inside”) information about any issuer of securities, and shall not purchase or sell, or recommend for purchase or sale, the securities of any issuer for the Account on the basis of any such information as may come into its possession.

14.	TERM, RENEWAL AND TERMINATION.

     14.1.   This Agreement shall become effective as of the date first above written and shall remain in force until a definitive agreement between the Company and the Adviser is approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company or 150 days from the date first above written, whichever occurs earlier.

        14.2.   This Agreement may be terminated at any time without the payment of any penalty (1) by the Company by a vote of the Board on 60 days' written notice to the Adviser; (2) by the Company by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company; or (3) by the Adviser on 60 days' written notice to the Company.

        14.3.   This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

     14.4.   The provisions of Sections 5, 11(d), 13.2, 13.3, and 21 shall survive the termination of this Agreement.

     15.      AMENDMENT.  No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Company and the Adviser and approved in accordance with the 1940 Act.

     16.         AUTHORITY AND ENFORCEABILITY.

Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Company and the Adviser and their respective successors, enforceable in accordance with its terms.

If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

     17.         APPLICABLE LAW.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of California which apply to contracts made and to be performed in the State of California.

     18.           NOTICES.  Any notice, direction, instruction, acknowledgment, or other communication required or contemplated by this Agreement shall be in writing by personal delivery, overnight courier, facsimile or email (confirmed by facsimile) and addressed as follows:

To the Company:           Richard J. Bradshaw
Venrock
3340 Hillview Avenue
Palo Alto, CA 94304
Facsimile No.:  (650) 328-9910
Email:  rbradshaw@venrock.com

With copies to:

Mark D. Nerud
Jackson Fund Services
225 W. Wacker Drive, Suite 1200
Chicago, IL 60606
Facsimile No.:  (312) 236-3911
Email:  mark.nerud@jackson.com

André W. Brewster, Esq.
Howard Rice Nemerovski Canady Falk & Rabkin
3 Embarcadero Center
San Francisco, CA  94111-4024
Facsimile No.:  (415) 217-5910
Email: abrewster@howardrice.com

To the Adviser:	Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
          Attention: General Counsel
Facsimile No.:  949-720-1376
Email:  IMANotices@pimco.com
Cc:  Joe Fournier, Account Manager
Email:  Joe.Fournier@pimco.com

Such communication shall be deemed to have been given on the date received.  Any party hereto by notice hereunder to the other may designate a different address.

       19.        VOTING OF CORPORATE ACTIONS.   The Adviser shall promptly execute or cause to be executed corporate actions, amendments, waivers, consents, proxies and other related documentation, to the extent received from the Custodian, for issuers of the securities being held in the Account in a manner which the Adviser reasonably believes is in the best interest of the Account and in accordance with any applicable policies and procedures approved by the Board, any such policies and procedures to be provided in advance to the Adviser.  The Company shall ensure that the Custodian of the Account is provided written notice of the Adviser’s authority to vote corporate actions and proxies pursuant to this Agreement.

    20.           CLASS ACTIONS. The Adviser shall act for the Company in class actions involving securities or other assets held in the Account in accordance with any applicable policies and procedures approved by the Board.

    21.           CONFIDENTIALITY.  Each party agrees to treat confidentially and as proprietary information of the other party all records and other information related to the other party, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, provided, however, that this shall not apply in the case of: (i) information that becomes or is publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over the Adviser or the Company, as the case may be, in which case such party shall notify the other party and both parties will consider whether to request such confidential treatment of such information as may be reasonably available.  In addition, each party shall use its reasonable efforts to ensure that its agents, service providers or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature of such information and shall likewise treat such information as confidential.  However, each party may disclose such information (a) to  such party’s agents, (b) as required by broker-dealers in connection with trading in the Account, or (c) after prior notification to and approval in writing by the other party, which approval may not be withheld where such disclosure is required by law.  The Adviser shall be permitted to include the Company in its list of clients and disclose the contents of such list to third parties in the normal course of the Adviser’s business.

The Adviser consents to the use of its name, the Company’s performance data, its biographical data, and the PIMCO Marks (as defined below), by the Company in marketing and sales literature of the Company, provided that any such marketing and sales literature shall not be used by the Company without the prior written consent of the Adviser, such consent not to be unreasonably withheld.  Subject to the provisions of Section 13, the Company shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules and regulations, and the Adviser will have no responsibility or liability therefor.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Adviser and that the use of the PIMCO Marks by the Company or its agents is permitted only so long as this Agreement is in place, except for such disclosures as may be required by law or requested by any regulatory authority that may have jurisdiction over the Company.

    22.           MISCELLANEOUS. This Agreement may be executed in counterparts, each of which shall be considered as an original.  Where the context allows, words in the plural shall include the singular and the singular shall include the plural.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  The waiver by any party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.  The Company acknowledges receipt of Part II of the Adviser’s Form ADV filed with the SEC pursuant to Section 203(c) of the Advisers Act, which was provided to the Board and states information relative to the Adviser’s investment and brokerage policies and other important matters, and which the Adviser warrants is the current filing of such form, at least 48 hours prior to the execution of this Agreement, as required by Rule 204-3 under the Advisers Act.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN,

FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

MONTGOMERY STREET INCOME SECURITIES, INC.

By:           /s/ Richard J. Bradshaw
Name:       Richard J. Bradshaw
Title:         Chairman

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:           /s/ Brent L. Holden
Name:       Brent L. Holden
Title:         Managing Director

Exhibit F

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made as of this ____  day of ________, 2010, by and between MONTGOMERY STREET INCOME SECURITIES, INC., a closed-end registered investment company organized pursuant to the laws of the State of Maryland (the "Company"), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a limited liability company organized pursuant to the laws of the State of Delaware (the "Adviser").

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is in the business of providing investment management services;

WHEREAS, the Company is a closed-end investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Company desires to retain the Adviser to render investment advisory services to all of the assets of the Company (the “Account”), in the manner and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Adviser agree as follows:

1.           APPOINTMENT AND EXPENSES OF THE ADVISER.  The Company hereby appoints the Adviser to serve as sole investment adviser with respect to the Account, and to perform the services hereinafter set forth, and the Adviser hereby accepts such appointment.  The Adviser agrees, for the compensation herein provided, to assume its obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder.
Except for the expenses specifically agreed to be paid by the Adviser under this Agreement, the Adviser shall not be liable for any expenses of the Company or the Account, including, but not limited to, the following, for which the Company shall be responsible:  (a) fees pursuant to any plan of distribution that the Company may adopt; (b) the Account’s brokerage and commission expenses, including all ordinary and reasonable transaction costs; (c) fees and expenses of pricing services used by the Company to determine the value of the Account’s holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company or the Account; (e) interest charges on any Account borrowings; (f) the Company's organizational and offering expenses, if any; (g) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (i) costs of the Company's shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees; (l) the Company's legal and auditing expenses; (m) cost of certificates representing shares of the Company; (n) the Company's costs of stationery and supplies; (o) the Company's insurance expenses; (p) the Company's association membership dues; and (q) travel expenses for attendance at Board of Directors’ meetings by members of the Board of Directors of the Company (the “Board”).

    2.           DUTIES OF THE ADVISER.  In performing its duties hereunder, the Adviser shall formulate and implement a continuing program for the management of the Account.  Subject to the general supervision of the Board, the Adviser shall make all determinations with respect to the investment of the assets of the Account and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders with respect to the Account.  The Company shall be responsible for the administration of the activities of the Company and the Account, including compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, except for the investment management activities specifically delegated to the Adviser pursuant to this Agreement.  The Adviser’s duties for providing investment management services to the Company shall be limited to the Account.

3.           POWERS OF THE ADVISER.

3.1.  The Adviser's power to direct the investment and reinvestment of the assets in the Account shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the Company's then-current Form N-2 Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, as such Registration Statement may be supplemented by changes approved by the Company’s shareholders or disclosed in the Company’s annual shareholder reports as provided in Rule 8b-16 under the 1940 Act (the “Registration Statement”).  The Company may also place additional limitations on the Adviser's investment decisions by written notice to the Adviser.  The Company agrees to provide promptly to the Adviser a copy of the documents mentioned above and such other documents or instruments governing the investment of the Account and all changes made to such documents and such other information as is necessary for the Adviser to carry out its obligations under this Agreement.  The Adviser shall not be bound by any changes to the Company's Articles of Incorporation or the Registration Statement and shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Company imposed by such changes until the Adviser has received written notice of any such change, limitation or restriction.  The Company hereby directs the Adviser to select investments for the Account in compliance with the Registration Statement and on the basis of the investments’ possibilities for achieving the Account’s objectives as stated in the Registration Statement. The Company understands that there can be no assurance that such objectives will be achieved.  The Company shall also be required to notify the Adviser in writing of specific restrictions governing the Account under the current or future laws of any state or by virtue of the terms of any other contract or instrument purporting to bind the Company.

3.2.   The Adviser will have sole day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Account, including investment research, the selection of the securities to be purchased and sold, and the selection of brokers and dealers through which securities transactions in the Account may be effected, subject to oversight of the Board.  Such oversight shall not require prior approval of discretionary investment decisions made by the Adviser except as may be required by applicable law, the Company’s investment objectives, policies and restrictions and/or any limitations imposed on the Adviser by the Company pursuant to the preceding paragraph.  The Company shall retain the right to instruct the Adviser to effect any transactions necessary to ensure compliance with the Company’s investment objectives, policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder, or as otherwise required by law.

3.3.   The Adviser is authorized on behalf of the Account to (i) enter into any market and/or industry standard documentation (e.g., any such documentation for exchange traded and over-the-counter derivatives, as applicable) required to meet the obligations of the Company with respect to any investments made for the Account; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.    The Adviser shall not have the authority to cause the Company to deliver securities and other property, or to pay cash, to the Adviser other than payment of the management fee provided for in this Agreement.

3.4.  Notwithstanding any other provision to the contrary, the Adviser shall have no obligation to perform the following services or to have employees of the Adviser perform the following services, as applicable:  (a) providing shareholder service or support functions, such as responding to shareholders’ questions about the Company or its investments or strategies;  (b) serving as officers of the Company; or (c) serving as the Company’s Chief Compliance Officer and associated staff.

3.5.   In the event the Adviser's compliance with any amendment of the Company’s investment objectives, policies and restrictions or other limitations placed on the Adviser's investment decisions with respect to the Account would interfere with the completion of any transaction commenced on behalf of the Account prior to the Adviser's knowledge of such amendment, the Adviser may proceed with such transaction unless proceeding with the transaction would violate any applicable law, rule or regulation.   The Adviser will not be responsible for any loss that may result from the completion of the transaction.

3.6.   Further, and except as may be qualified elsewhere in this Agreement, the Adviser is hereby authorized and directed, for and on behalf of the Company, with respect to the assets of the Account, in its discretion to:

          (a)            exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account;
(b)          maintain all or part of the Account’s assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Adviser;

(c)          instruct the Company’s Custodian (the “Custodian”) to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Account;

(d)          deposit margin or collateral, which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Company with respect to any investments made for the Account;

(e)          assist in the valuation of the Company’s securities and other assets in accordance with the Company’s valuation policies and procedures; and

(f)          generally, perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement.

To the extent permitted by applicable law, the Adviser may delegate trade execution and other support functions (but not portfolio management or brokerage) to its affiliates, including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg S.A., PIMCO Japan Ltd., PIMCO Canada Corp and PIMCO Europe Ltd.  Information may be shared between such companies as necessary to accomplish the purposes of this Agreement.    Additionally, the Adviser will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC.  In all cases, the Adviser shall remain liable as if such services were provided directly.  No additional fees shall be imposed for such services.

4.           SELECTION OF BROKER-DEALERS.

4.1            The Adviser may effect transactions for the Account with or through any broker-dealer that the Adviser selects, provided that the Adviser may not effect transactions with or through any broker-dealer that is an affiliate of the Adviser without the prior written consent of the Company and the adoption of any procedures required by law.  When the Adviser places orders for the execution of transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Company, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account.  Accordingly, the Adviser shall have no obligation to seek solely the lowest commission cost to the Account.  Notwithstanding the foregoing, all transactions shall satisfy the requirements of Section 28(e) under the Securities Exchange Act of 1934, as amended.

The Adviser is authorized, but shall be under no obligation, to aggregate sales and purchase orders of assets on behalf of the Account with similar orders being placed simultaneously for other accounts of the Adviser.  Such aggregated order prices, commissions or other expenses shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company in respect of the Account and to such other accounts.

4.2.           The Company hereby agrees and consents that the Adviser and its affiliates are authorized to execute cross transactions for the Account provided such transactions comply with Rule 17a-7 under the 1940 Act and any other applicable laws or regulations.

    5.           DOCUMENTATION TO BE FURNISHED; RECORDS.  Each party hereby agrees to furnish the other party with such information, authorizations and documentation as such party may from time to time require to enable it to carry out its obligations under this Agreement.  Specifically, the Adviser shall keep records relating to the services to be performed by it hereunder in accordance with Section 31 of the 1940 Act, and the rules thereunder.  The Adviser agrees that all such records are the property of the Company and will be promptly surrendered to the Company on and in accordance with its request.  The Company agrees, however, that the Adviser may retain copies of those records that are required to be maintained by the Adviser under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business.

6.           APPRAISAL AND REPORTS.  The Adviser will provide to the Company, within a reasonable time period after the end of each calendar quarter and at such other times as the Company may reasonably request, an appraisal of the Account as of the last business day of each calendar quarter (the “Appraisal Date”) during the term of this Agreement.  Such appraisal shall be in the form of a written summary of the assets held in the Account on the Appraisal Date, as well as any other information with respect to the Account as the Company may reasonably request.  The Adviser shall also make an in person presentation at each quarterly meeting of the Board, at times mutually agreeable to both parties, with respect to the assets in, the activity within and the performance of the Account during the preceding quarter.  The Adviser shall provide to the Company and its agents such other information regarding the Account and the Adviser as the Company or its agents may reasonably request or as shall be required by law with respect to the duties of the Adviser under this Agreement.  The Adviser shall inform the Company promptly of any change in the senior personnel providing services to the Company.

7.           COMPENSATION TO ADVISER.  For the Adviser’s services under this Agreement, the Adviser will be paid at an annual rate of 0.25% based on the average of the daily net assets in the Account during the billing period.  The fees are calculated and accrued daily and are payable at the end of each calendar quarter for services provided by the Adviser during the prior three months.  If the Adviser shall serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above and shall be payable on a pro-rata basis for the part of the quarter during which it served as the Adviser hereunder.

8.           CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company will be responsible for the establishment and maintenance of proper arrangements regarding the custody of the securities and other assets in the Account.

The Company will authorize the Custodian to follow the Adviser’s instructions to make and accept payments for, and to deliver to or receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account.  The Company may change such instructions and such other provisions from time to time by written notice to the Adviser.  The Company also will instruct the Custodian to send the Company and the Adviser monthly statements showing the assets in and all transactions for the Account during the month, including any payments of the Adviser’s fees.

9.           RISK ACKNOWLEDGMENT.  The Company acknowledges and agrees that references (if any) herein or in the Registration Statement to “targets”, “objectives”, “benchmarks” or similar terms are not to be construed as a guarantee by the Adviser of a specific rate of return on the Account on an absolute basis or as compared to any defined benchmark.  The Company acknowledges that Adviser’s past performance is not a guarantee of any future results.  The Adviser does not guarantee the future performance of the Account or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Account.  The Company understands that investment decisions made for the Account by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.

10.           SERVICES TO OTHER CLIENTS.   It is understood that the Adviser and its affiliates perform investment advisory services for various clients (including investment companies).  The Company agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Account, so long as it is the Adviser’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients.  It is understood that the Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any securities which its principals, affiliates or employees may purchase or sell for its or their own accounts or for the Account of any other client.  This Agreement does not limit or restrict in any way the Adviser or any of its affiliates from buying, selling or trading in any securities for their own accounts.

11.           REPRESENTATIONS AND WARRANTIES OF THE ADVISER.  The Adviser represents and agrees that:

(a)           The Adviser is registered, and will continue to be registered, as an "investment adviser" under the Advisers Act and is currently in material compliance and shall at all times continue to be in material compliance with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws, as applicable, and all applicable rules and regulations thereunder, and all other applicable laws, rules and regulations as they relate to the services provided under this Agreement.  The Adviser will notify the Company promptly if it becomes aware of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

(b)           The Adviser has provided the Company with a copy of Part I and Part II of its most recent and complete Form ADV and will promptly furnish the Company with copies of any material amendments thereto.

(c)           The Adviser maintains, and will continue to maintain, written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws, as provided in Rule 38a-1 under the 1940 Act.

(d)           The Adviser carries, and will continue to carry, general liability, errors and omissions, fidelity bond and other policies of insurance in amounts and scope that are commercially reasonable in light of the nature and scope of services to be provided under this Agreement.

12.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and agrees that:

(a)           the Company is currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the 1940 Act and all applicable state securities laws, and the rules thereunder;

(b)           the Adviser has been duly appointed by the Board to provide investment services to the Account as contemplated hereby;

(c)           the Company is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Company will promptly notify the Adviser if the Company ceases to be a QIB;

       (d)           the Company is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), will promptly notify the Adviser if the Company ceases to be a QEP, and hereby consents to the Company being treated as an “exempt account” under CFTC Rule 4.7; and

       (e)           the Company will notify the Adviser promptly if any liens or charges arise from the acts or omissions of the Company (other than acts or omissions of the Adviser acting for the Account) which may prevent the Adviser from giving a first priority lien or charge on the assets solely in connection with the Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Company with respect to any investments made for the Account.

13.           LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

13.1.   The Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Account, the Company, or its shareholders in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties, from reckless disregard by them of their duties under this Agreement or from their violation of applicable law.  In no case shall the Adviser, its affiliated firms or its or their employees, officers or directors be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Adviser by the Company.

13.2.   The Company shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Company’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement of a material fact contained in the Registration Statement or Company marketing materials and advertising or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser, specifically for use in that Registration Statement or Company marketing material or advertising, or other than in reliance upon written or verbal information confirmed by the Adviser in writing specifically for use in that Registration Statement or Company marketing material or advertising; provided, however, that in no case is the Company’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement or violation of applicable law.

13.3.   The Adviser shall indemnify the Company, its affiliated persons, and its officers, directors, employees, and agents for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, or as a result of any untrue statement of a material fact contained in the Registration Statement or in the Company’s shareholder reports, proxy materials or other SEC filings or public disclosures, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Adviser, or any affiliated person of the Adviser specifically for use in that SEC filing or public disclosure, or in reliance upon written or verbal information confirmed by the Adviser in writing specifically for use in that SEC filing or public disclosure.

13.4.    Neither party shall be held responsible for its nonperformance of any of its obligations under this Agreement by reason of any cause beyond its control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations; provided, however, that each party shall have adequate disaster recovery plans and facilities in place at all times to perform its respective obligations hereunder.

13.5.   The Adviser shall have no obligation to seek any material non-public (“inside”) information about any issuer of securities, and shall not purchase or sell, or recommend for purchase or sale, the securities of any issuer for the Account on the basis of any such information as may come into its possession.

14.           TERM, RENEWAL AND TERMINATION.

14.1.           This Agreement shall become effective as of the date first above written and shall remain in force until July 31, 2011 and thereafter for successive annual periods so long as each such continuance is specifically approved at least annually by (1) a majority of the Directors of the Company who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such parties, by vote cast in person at a meeting called for the purpose of voting on such approval; and (2) a vote of the Board or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company.

14.2.           This Agreement may be terminated at any time without the payment of any penalty (1) by the Company by a vote of the Board on 60 days' written notice to the Adviser; (2) by the Company by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company; or (3) by the Adviser on 60 days' written notice to the Company.

14.3.           This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

14.4.           The provisions of Sections 5, 11(d), 13.2, 13.3, and 21 shall survive the termination of this Agreement.

15.           AMENDMENT.  No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Company and the Adviser and approved in accordance with the 1940 Act.

16.           AUTHORITY AND ENFORCEABILITY.

Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Company and the Adviser and their respective successors, enforceable in accordance with its terms.

If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

17.           APPLICABLE LAW.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of California which apply to contracts made and to be performed in the State of California.

18.           NOTICES.  Any notice, direction, instruction, acknowledgment, or other communication required or contemplated by this Agreement shall be in writing by personal delivery, overnight courier, facsimile or email (confirmed by facsimile) and addressed as follows:

To the Company:           Richard J. Bradshaw
Venrock
3340 Hillview Avenue
Palo Alto, CA 94304
Facsimile No.:  (650) 328-9910
Email:  rbradshaw@venrock.com

With copies to:              Mark D. Nerud
Jackson Fund Services
225 W. Wacker Drive, Suite 1200
Chicago, IL 60606
Facsimile No.:  (312) 236-3911
Email:  mark.nerud@jackson.com

André W. Brewster, Esq.
Howard Rice Nemerovski Canady Falk & Rabkin
3 Embarcadero Center
San Francisco, CA  94111-4024
Facsimile No.:  (415) 217-5910
Email: abrewster@howardrice.com

To the Adviser:	Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
          Attention: General Counsel
Facsimile No.:  949-720-1376
Email:  IMANotices@pimco.com
Cc:  Joe Fournier, Account Manager
Email:  Joe.Fournier@pimco.com

Such communication shall be deemed to have been given on the date received.  Any party hereto by notice hereunder to the other may designate a different address.

19.           VOTING OF CORPORATE ACTIONS.   The Adviser shall promptly execute or cause to be executed corporate actions, amendments, waivers, consents, proxies and other related documentation, to the extent received from the Custodian, for issuers of the securities being held in the Account in a manner which the Adviser reasonably believes is in the best interest of the Account and in accordance with any applicable policies and procedures approved by the Board, any such policies and procedures to be provided in advance to the Adviser.  The Company shall ensure that the Custodian of the Account is provided written notice of the Adviser’s authority to vote corporate actions and proxies pursuant to this Agreement.

20.           CLASS ACTIONS. The Adviser shall act for the Company in class actions involving securities or other assets held in the Account in accordance with any applicable policies and procedures approved by the Board.

21.           CONFIDENTIALITY.  Each party agrees to treat confidentially and as proprietary information of the other party all records and other information related to the other party, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, provided, however, that this shall not apply in the case of: (i) information that becomes or is publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over the Adviser or the Company, as the case may be, in which case such party shall notify the other party and both parties will consider whether to request such confidential treatment of such information as may be reasonably available.  In addition, each party shall use its reasonable efforts to ensure that its agents, service providers or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature of such information and shall likewise treat such information as confidential.  However, each party may disclose such information (a) to such party’s agents, (b) as required by broker-dealers in connection with trading in the Account, or (c) after prior notification to and approval in writing by the other party, which approval may not be withheld where such disclosure is required by law.  The Adviser shall be permitted to include the Company in its list of clients and disclose the contents of such list to third parties in the normal course of the Adviser’s business.

The Adviser consents to the use of its name, the Company’s performance data, its biographical data, and the PIMCO Marks (as defined below), by the Company in marketing and sales literature of the Company, provided that any such marketing and sales literature shall not be used by the Company without the prior written consent of the Adviser, such consent not to be unreasonably withheld.  Subject to the provisions of Section 13, the Company shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules and regulations, and the Adviser will have no responsibility or liability therefor.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Adviser and that the use of the PIMCO Marks by the Company or its agents is permitted only so long as this Agreement is in place, except for such disclosures as may be required by law or requested by any regulatory authority that may have jurisdiction over the Company.

22.           MISCELLANEOUS. This Agreement may be executed in counterparts, each of which shall be considered as an original.  Where the context allows, words in the plural shall include the singular and the singular shall include the plural.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  The waiver by any party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.  The Company acknowledges receipt of Part II of the Adviser’s Form ADV filed with the SEC pursuant to Section 203(c) of the Advisers Act, which was provided to the Board and states information relative to the Adviser’s investment and brokerage policies and other important matters, and which the Adviser warrants is the current filing of such form, at least 48 hours prior to the execution of this Agreement, as required by Rule 204-3 under the Advisers Act.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

MONTGOMERY STREET INCOME SECURITIES, INC.

By: _______________________________
Name: ____________________________
Title: _____________________________

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: _______________________________
Name: _____________________________
Title: ______________________________

Exhibit G

Current and Revised Fundamental Investment Policies

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3A: Diversification

The Fund is a “diversified company,” as that term is defined in the Investment Company Act of 1940, amended (the “1940 Act”).  The Fund may not invest more than 5% of its total assets, at market value, in securities of any one issuer other than the United States Government or its instrumentalities, or invest in the securities of companies which (together with predecessors) have a record of less than three years of continuous operations, or purchase more than 10% of the outstanding voting securities of any one issuer.
The Fund is a “diversified company,” as that term is defined in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Sub-Proposal 3B: Concentration

The Fund may not invest more than 25% of its total assets, at market value, in securities issued by companies principally engaged in one industry.  Neither all utility companies, as a group, nor all finance companies, as a group, will be considered a single industry for purposes of this limitation.

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Sub-Proposal 3C: Real Estate

The Fund may not purchase real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

The Fund may not purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein.

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3D: Commodities

The Fund may not invest in commodities or commodity contracts, or write or purchase puts, calls, or combinations of both, provided that (i) the Fund may engage in activity pertaining to interest rate futures contracts as permitted below and may make deposits or have similar arrangements in connection therewith and (ii) the Fund may effect spot purchases and sales of foreign currencies, enter into forward currency contracts incident to independent securities transaction settlements and, subject the paragraphs below, enter into currency sale contracts not incident to independent securities transaction settlements, and offsetting purchase contracts.

The Fund may not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

The Fund may not enter into any forward foreign currency sale contract not incident to an independent securities transaction settlement, if immediately thereafter 30% of the total assets of the Fund would be exceeded by the then aggregate forward market prices in U.S. dollars of foreign currencies required to be delivered under open forward foreign currency sale contracts not incident to independent securities transaction settlements.

The Fund may not purchase or sell commodities or commodities contracts or interests in oil, gas or mineral programs, although it may purchase or sell securities secured by oil, gas or minerals or interests therein, or securities issued by companies that invest in, produce or transmit oil, gas, or minerals.  This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts; currencies or currency forward contracts; options on futures contracts, securities, currencies and other instruments; structured products; swap agreements or any other interest rate-related, securities-related or currency-related derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3D: Commodities (continued)

The Fund may not enter into any interest rate futures contract or purchase or write any put or call option on any interest rate futures contract, if immediately thereafter the market value of the Fund’s assets not subject to the 30% basket would be exceeded by: (i) the then aggregate futures market prices of financial instruments required to be delivered under interest rate futures contract sales that are either open contracts of the Fund or are the subject of open put contracts purchased by the Fund or open call options sold by the Fund; and (ii) the aggregate purchase prices under interest rate futures contract purchases that are either open contracts of the Fund or are the subject of open call contracts purchased by the Fund or open put options sold by the Fund.

The Fund may not enter into any interest rate futures contract, or purchase or write put or call options on any interest rate futures contract, if immediately thereafter the sum of the following would exceed 5% of the Fund’s total assets at market value: (i) the initial margin on interest rate futures contracts and open options on such contracts sold by the Fund and (ii) premiums paid on open options in interest rate futures contracts purchased by the Fund.

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3D: Commodities (continued)

The Fund may not write put or call options on interest rate futures contracts, if immediately thereafter, the sum of the following would exceed 10% of the Fund’s total assets at market value: (i) the then aggregate futures market prices of financial instruments required to be delivered under interest rate futures contract sales that are subject of open call options sold by the Fund and (ii) the aggregate purchase prices under interest rate futures contract purchases that are the subject of open put options sold by the Fund.

Sub-Proposal 3E: Borrowing and Senior Securities

The Fund may not issue any senior securities (as defined in the 1940 Act), except as insofar as the following might be considered to be the issuance of senior securities: (i) any borrowing permitted below; (ii) activity pertaining to interest rate futures contracts as permitted in the investment restrictions above; or (iii) entry into forward currency contracts as permitted in the investment restrictions above.

The Fund may not borrow money, except that the Fund may (i) borrow funds to purchase securities, including the purchase of securities on margin, provided that the aggregate amount of such borrowings may not exceed 30% of the market value of the Fund’s assets (including aggregate borrowings) less liabilities (excluding such borrowings); and (ii) may borrow money from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

The Fund may borrow money, or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3E: Borrowing and Senior Securities (continued)

The Fund may not mortgage, pledge or hypothecate assets in an amount exceeding 30% of the value of its total assets at market value, provided, however, that this limitation shall not apply to deposits or similar arrangements made in connection with the entering into and holding of interest rate futures contracts and the sale of options on interest rate futures contracts.

Sub-Proposal 3F: Lending

The Fund may not make loans, except that the Fund may (i) purchase debt securities, (ii) lend its portfolio securities to the extent permitted by the 1940 Act, and (iii) lend funds pursuant to repurchase agreements, initially on a wholly secured basis, provided that the collateral securing such loans shall fall within one or more of the categories of securities in which the Fund can invest under its investment objectives and policies and provided further that such loan must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the Fund’s total assets at market value.
The Fund may make loans only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Sub-Proposal 3G: Underwriting

The Fund may not act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Fund may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Subject	Current Restriction	Proposed Restriction
Sub-Proposal 3H: Margin and Short Selling

The Fund may not purchase securities on margin (except as permitted by the borrowing restrictions) or make short sales of securities, provided that the Fund may engage in activity pertaining to interest rate futures contracts as permitted by the commodities restrictions) and may make deposits or similar arrangements in connection therewith.
To be eliminated.
Sub-Proposal 3I: Control	The Fund may not invest in companies for the purpose of exercising control or management.	To be eliminated.
Sub-Proposal 3J: Affiliate Ownership

The Fund may not purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of such issuer’s securities.
To be eliminated.
Sub-Proposal 3K: Investment Allocation Baskets

At least 70% of the Fund’s total assets will consist of:  straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of the Fund’s total assets may be invested in other U.S. or foreign straight debt securities, convertible securities; and preferred stocks.
To be eliminated.

THE FUND OFFERS STOCKHOLDERS OF RECORD FOUR VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com
Follow the on-screen instructions
available 24 hours
(until 10:00 a.m. Pacific time on July 8, 2010)

VOTE BY PHONE
Call 1-866-241-6192
Follow the recorded instructions
available 24 hours
(until 10:00 a.m. Pacific time on July 8, 2010)

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
(must be received prior to 10:00 a.m. Pacific time on July 8, 2010)

VOTE IN PERSON
Attend Stockholder Meeting
3 Embarcadero Center, 7th Floor
San Francisco, CA 94111
on July 8, 2010 at
10:00 a.m. Pacific time

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

PROXY MONTGOMERY STREET INCOME SECURITIES, INC. PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JULY 8, 2010

The undersigned stockholder hereby appoints Mark D. Nerud and Toni M. Bugni as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") to be held at 3 Embarcadero Center, 7th Floor, San Francisco, California, on Thursday, July 8, 2010 at 10:00 a.m. (Pacific time) (the "Annual Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This proxy may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned's vote will be cast FOR the proposals. The proxies are authorized to vote on the proposals presented on the reverse side of this card and to vote in their discretion on any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date 2010

CFS_21363_050710

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Montgomery Street Income Securities, Inc. Annual Meeting of Stockholders to Be Held on July 8, 2010

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW AND "FOR" EACH PROPOSAL PRESENTED BELOW.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect four Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.			
	01. Richard J. Bradshaw 02. Victor L. Hymes 03. Wendell G. Van Auken 04. James C. Van Horne	☐	☐	☐
	To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below. ______________________________			

		FOR	AGAINST	ABSTAIN
2.	To approve a new investment advisory agreement between the Fund and Pacific Investment Management Company LLC ("PIMCO").	☐	☐	☐
3.	To approve the revision or elimination of certain of the Fund's current fundamental and other investment policies:			
	3A The policy regarding diversification	☐	☐	☐
	3B The policy regarding concentration	☐	☐	☐
	3C The policy regarding real estate	☐	☐	☐
	3D The policy regarding commodities	☐	☐	☐
	3E The policy regarding borrowing and issuing senior securities	☐	☐	☐
	3F The policy regarding lending	☐	☐	☐
	3G The policy regarding underwriting	☐	☐	☐
	3H The policy regarding margin purchases and short sales	☐	☐	☐
	3I The policy regarding investing for control	☐	☐	☐
	3J The policy regarding investing in companies in which officers and directors have interests	☐	☐	☐
	3K The policies establishing investment baskets	☐	☐	☐

CFS_21363_050710